OCTOBER 28, 1996











          THE PROFIT SHARING PLAN OF CORNING CLINICAL LABORATORIES INC.
                       (RESTATED AS OF DECEMBER 31, 1996)




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                                TABLE OF CONTENTS


INTRODUCTION  .................................................................1

ARTICLE I     DEFINITIONS......................................................4

ARTICLE II    ELIGIBILITY AND PARTICIPATION...................................21

2.1           Eligibility.....................................................21

2.2           Participation...................................................21

2.3           Beneficiary Designation.........................................22

2.4           Investment Option Specification.................................23

2.5           Notification of Individual Account Balance......................23

2.6           Diversification of Investments or Distribution for Certain
              Participants....................................................24

ARTICLE III   CONTRIBUTIONS...................................................25

3.1           Employee Pre-Tax Contributions..................................25

3.2           Employer Matching Contributions.................................27

3.3           Discretionary Contributions.....................................28

3.4           Rollover Contributions..........................................28

3.5           Maximum Deductible Contribution.................................28

3.6           Actual Deferral Percentage Test.................................28

3.7           Payment of Contributions to Trustee.............................30

3.8           Employee After-Tax Contributions................................30

3.9           Actual Contribution Percentage Test.............................31

3.10          Multiple Use Restrictions.......................................31

ARTICLE IV    ALLOCATIONS TO INDIVIDUAL ACCOUNTS..............................33

4.1           Individual Accounts.............................................33

4.2           Allocation of Employee Pre-Tax Contributions....................33

4.3           Allocation of Employer Matching Contributions...................33

4.4           Allocation of Discretionary Contributions.......................33

4.5           Allocation of Forfeitures.......................................34

4.6           Maximum Additions...............................................34

4.7           Multiple Plan Participation.....................................35

ARTICLE V     DISTRIBUTIONS...................................................37

5.1           Normal Retirement...............................................37

5.2           Disability Retirement...........................................37

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5.3           Death Before Retirement or Termination of Employment............37

5.4           Death After Retirement or Termination of Employment.............38

5.5           Termination of Employment.......................................39

5.6           Method of Payment...............................................42

5.7           Benefits to Minors and Incompetents.............................46

5.8           Payment of Benefits.............................................47

5.9           Valuation of Accounts...........................................48

5.10          Direct Rollovers................................................50

5.11          Payment to Alternate Payee Under QDRO...........................51

ARTICLE VI    LOANS AND WITHDRAWALS...........................................52

6.1           Loans to Participants...........................................52

6.2           Hardship Withdrawals............................................54

6.3           Non-Hardship Withdrawals........................................56

ARTICLE VII   TRUST FUND/ESOP.................................................58

7.1           Contributions...................................................58

7.2           Trustee.........................................................58

7.3           Employer Stock..................................................59

7.4           Corning Stock Fund and CPS Stock Fund...........................59

7.5           Dividends on ESOP Stock Attributable to Exempt Loan.............60

7.6           Voting and Tender Offer Rights on Employer Stock................60

ARTICLE VIII  FIDUCIARIES.....................................................62

8.1           General.........................................................62

8.2           Corporation.....................................................62

8.3           Employer........................................................63

8.4           Trustee.........................................................63

8.5           Committee.......................................................63

8.6           Claims for Benefits.............................................65

8.7           Denial of Benefits - Review Procedure...........................66

8.8           Records.........................................................66

8.9           Missing Persons.................................................66

ARTICLE IX    AMENDMENT AND TERMINATION OF THE PLAN...........................68

9.1           Amendment of the Plan...........................................68

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9.2           Termination of the Plan.........................................68

ARTICLE X     PROVISIONS RELATIVE TO EMPLOYERS INCLUDED IN PLAN...............70

10.1          Method of Participation.........................................70

10.2          Withdrawal......................................................70

10.3          Adoption of ESOP by Participating Employer......................71

ARTICLE XI    TOP-HEAVY PROVISIONS............................................72

11.1          Determination of Top-Heavy......................................72

11.2          Top-Heavy Definitions...........................................74

ARTICLE XII   MISCELLANEOUS...................................................76

12.1          Governing Law...................................................76

12.2          Construction....................................................76

12.3          Administration Expenses.........................................76

12.4          Participant's Rights; Acquittance...............................76

12.5          Spendthrift Clause..............................................76

12.6          Merger, Consolidation or Transfer...............................76

12.7          Mistake of Fact.................................................77

12.8          Counterparts....................................................77

12.9          Transitional Rule...............................................77

ARTICLE XIII  ADOPTION OF THE PLAN............................................78

SUPPLEMENT A - to The Profit Sharing Plan of Corning Clinical Laboratories Inc.
               - Employee Stock Ownership Plan (ESOP)

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                                  INTRODUCTION

         Effective October 1, 1973, MetPath Inc. established the Profit Sharing Plan of MetPath Inc. (the "MetPath Plan") for the benefit of its eligible employees.

         Effective September 1, 1986, the MetPath Plan was amended and restated to incorporate a qualified cash or deferred arrangement under Code Section 401(k). Effective January 1, 1989, the MetPath Plan was again amended and restated in its entirety to comply with the requirements of the Tax Reform Act of 1986 and subsequent legislation.

         Prior to April 1, 1992, the MetPath Plan was funded through a group annuity contract arrangement with AEtna Life Insurance Company and with Connecticut National Bank as Trustee. Effective April 1, 1992, MetPath Inc. severed the group annuity contract arrangement, removed Connecticut National Bank as Trustee, and appointed Fidelity Management Trust Company as successor Trustee.

         Prior to October 31, 1992, MetPath Inc., a New York corporation, was a wholly-owned subsidiary of Corning Lab Services Inc. As a result of a corporate restructuring, effective October 31, 1992, MetPath Inc. merged with and into Corning Lab Services Inc. Consequently, effective October 31, 1992, the Profit Sharing Plan of MetPath Inc. was renamed the Profit Sharing Plan of Corning Lab Services Inc.

         As a result of another corporate restructuring, effective January 1, 1994, Corning Lab Services Inc. changed its name to MetPath Inc., a Delaware corporation. Consequently, effective January 1, 1994, the Profit Sharing Plan of Corning Lab Services Inc. was renamed the Profit Sharing Plan of MetPath Inc.

         Effective January 1, 1996, the Plan was again amended and restated in its entirety to reflect certain substantive changes and was renamed the Profit Sharing Plan of Corning Clinical Labs Inc. to reflect another corporate restructuring effective December 31, 1994.

         Also effective January 1, 1996, the assets and liabilities of this Plan representing the account balances of Corning SciCor, Inc. employees were transferred to the Corning Pharmaceutical Services Inc.
Retirement Savings Plan.

         Effective as of December 31, 1996, the Plan is again amended and restated in its entirety to reflect the adoption of an employee stock ownership plan and is hereby renamed the Profit Sharing Plan of Corning Clinical Laboratories Inc.


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         Except as expressly provided herein, the Plan provisions as in effect immediately prior to this amendment and restatement shall remain in effect for those participants who do not complete an hour of service at any time after December 31, 1996.

         No provision of this amended and restated Plan shall be construed to eliminate or reduce any early retirement benefit or subsidy that continues after retirement or optional form of benefit that existed under the Plan prior to this amendment and restatement, except to the extent permitted under Treasury Regulations ss.1.401(a)-4 and ss.1.411(d)-4.

         This Plan consists of a profit sharing and stock bonus plan which is intended to qualify under sections 401(a) and 401(k) of the Internal Revenue Code, and an employee stock ownership plan which is intended to qualify as a stock bonus plan under Section 401(a) of the Internal Revenue Code and as an employee stock ownership plan under Section 4975(e)(7) of the Internal Revenue Code. The assets of the employee stock ownership plan shall consist of the amounts attributable to Employer Stock Matching Contributions on or after the Distribution Date. The assets of the employee stock ownership plan shall be invested primarily in common shares of the Employer ("Employer Stock") which qualify as "employer securities" within the meaning of section 409(1) of the Internal Revenue Code.

         (a) Spinoff of the Employer. As of the day prior to the Distribution Date, the Employer and its subsidiaries were members of the controlled group of corporations (within the meaning of section 414(b) of the Internal Revenue Code) that includes Corning. It is contemplated that as of a certain date (the "Distribution Date") on or before December 31, 1996, all of the shares of the Employer ("Employer Stock") held by Corning will be distributed to the shareholders of Corning as a spinoff dividend and the Employer will thereby cease to be a member of the controlled group of corporations that includes Corning. As a result of the spinoff of the Employer from Corning on the Distribution Date, Corning Stock held in Participants' accounts under the Plan will be converted into Corning Stock, CPS Stock and Employer Stock that will be received as dividends with respect to such Corning Stock. The Corning Stock, the dividend CPS Stock and the dividend Employer Stock will each represent a portion of the value of pre-spinoff investments


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              of Participants' accounts in Corning Stock. Accordingly, the
              Employer has determined that in order to provide Participants with the opportunity to continue to hold the same economic investment following the Employer spinoff as before and enhanced investment flexibility following the spinoff, the Plan shall provide for not only an Employer Stock Fund and a CPS Stock Fund, but shall also continue to provide for a Corning Stock Fund. As provided in
              Section 7.4, and subject to the provisions thereof, following the Distribution Date, participants may elect to continue holding Corning Stock in their accounts under the Plan or may elect to sell such shares and reinvest the proceeds in Employer Stock or any other Investment Option. The Corning Stock Fund and the CPS Stock Fund are provided solely to permit the continued holding of Corning and CPS Shares allocated to Participants' accounts following the spinoff of the Employer. Accordingly, following the Distribution Date no future contributions or investment transfers may be made to the Corning Stock Fund or the CPS Stock Fund.

         (b) Spinoff of Corning Pharmaceutical Services, Inc. As of the day prior to the Distribution Date, Corning Pharmaceutical Services, Inc. ("CPS") and its affiliates were members of the controlled group of corporations (within the meaning of section 414(b) of the Internal Revenue Code) that includes Corning. On the Distribution Date, all of the shares of CPS held by Corning were distributed to the shareholders of Corning as a spinoff dividend and CPS thereby ceased to be a member of the controlled group of corporations that includes Corning. As a result of the spinoff of CPS from Corning the shares of Corning which had been held in Participants' Individual Accounts under the Plan ("Corning Shares") were converted into Corning Stock and shares of CPS and shares of the Employer that were received as dividends with respect to such Corning Shares. The Corning Stock and the dividend CPS and Employer shares each represent the pre-spinoff investments of Participants' Individual Accounts in Corning Stock.


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                                    ARTICLE I
                                   DEFINITIONS

1.1 As used herein, unless otherwise required by the context, the following words and phrases shall have the meanings indicated:

         Active Participant - A Participant shall be deemed an Active Participant with respect to a Fiscal Quarter if he is employed on the last day of such Fiscal Quarter.

         Actual Contribution Percentage - (a) (1) For each Plan Year, the average of the ratios, calculated separately for each Eligible Employee in a specified group, of (A) the amount of Employer Matching Contributions under
Section 3.2 which are allocated to the Individual Account of an Eligible Employee as of a date within such Plan Year to (B) the Testing Compensation of such Eligible Employee while an Eligible Employee for such Plan Year.

             (2) When calculating the Actual Contribution Percentage for a Highly Compensated Employee, all arrangements subject to Code Section 401(m) maintained by the Employer or an Affiliate in which such Employee participates (other than those that may not be permissively aggregated) shall be treated as one arrangement. All matching contributions that are made under two or more plans that are aggregated for purposes of Code Section 410(b)(other than Code
Section 410(b)(2)(A)(ii)) are to be treated as made under a single plan.

         (b) (1) In the case of a Highly Compensated Employee who is either a 5% owner or one of the ten most highly compensated Employees and is thereby subject to the family aggregation rules of Code Section 414(q)(6), the Actual Contribution Percentage for the family group (which consists of a Highly Compensated Employee described in this sentence and his HC Family Members and is treated as one Highly Compensated Employee) is determined by combining the Employer Matching Contributions and Testing Compensation of all eligible HC Family Members with those of the Highly Compensated Employee. Except to the extent taken into account in the preceding sentence, the Employer Matching Contributions and Testing Compensation of all HC Family Members are disregarded in determining the Actual Contribution


                                      -4-
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Percentages for the groups of Highly Compensated Employees and non-highly compensated employees.

             (2) For purposes of applying the dollar limit on Testing Compensation, the family group described in paragraph (1) will be treated as a single Highly Compensated Employee with a single Testing Compensation, and the dollar limit will be allocated among the members of the family group in proportion to each member's individual Testing Compensation. Solely for purposes of the Testing Compensation rule in this paragraph (2), the term "HC Family Member" shall include only the spouse of the employee and any lineal descendants of the employee who have not attained age 19 before the close of the Plan Year in question.

         Actual Deferral Percentage - (a) (1) For each Plan Year, the average of the ratios, calculated separately for each Eligible Employee in a specified group, of (A) the amount of Employee Pre-Tax Contributions under Section 3.1 (which are attributable to Deferral Compensation that would have been received by the Employee during such Plan Year but for his salary reduction agreement) which are allocated to the Individual Account of an Eligible Employee as of a date within such Plan Year to (B) the Testing Compensation of such Eligible Employee while an Eligible Employee for such Plan Year.

             (2) Except as provided in regulations issued by the Secretary of the Treasury, Actual Deferral Percentage shall be determined without regard to whether any Employee Pre-Tax Contributions are distributed under Section 3.1(c)(2)(A). When calculating the Actual Deferral Percentage for a Highly Compensated Employee, all cash or deferred arrangements maintained by the Employer or an Affiliate in which such Employee participates (other than those that may not be permissively aggregated) shall be treated as one arrangement. All elective contributions that are made under two or more plans that are aggregated for purposes of Code Section 410(b)(other than Code Section 410(b)(2)(A)(ii)) are to be treated as made under a single plan.

         (b) The special HC Family Member rules set forth in subsection (b) of the definition of Actual Contribution Percentage shall also apply in determining the Actual Deferral Percentage.

         Advance Medical Plan - The Advance Medical & Research Center, Inc. Retirement Plan, the assets and liabilities of which have been transferred to this Plan.


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         Affiliate - An organization which is not an Employer, but which must be considered together with an Employer under Code Sections 414(b), (c), (m) or
(o).

         Beneficiary - Any person designated by a Participant under Section 2.3 to receive such benefits as may become payable hereunder after the death of such Participant.

         Board - The Board of Directors of the Corporation.

         Calendar Quarter - January 1-March 31; April 1-June 30, July 1-September 30, October 1-December 31.

         CBCLS Employer Contribution Account - The CBCLS Employer Contribution Account shall hold any amount transferred to this Plan from the CBCLS Plan representing employer matching contributions and discretionary contributions made to the CBCLS Plan on behalf of a Participant who was formerly a participant in the CBCLS Plan but was not an active participant in the CBCLS Plan on December 31, 1991, and any earnings and losses thereon. (Any amount transferred to this Plan from the CBCLS Plan representing employer matching contributions and discretionary contributions made to the CBCLS Plan on behalf of a Participant who was an active participant in the CBCLS Plan on December 31, 1991 shall be held in such Participant's Rollover Account.)

         CBCLS Plan - The Continental Bio Clinical Laboratory Service, Inc. Profit Sharing and Retirement Savings Plan, the assets and liabilities of which have been transferred to this Plan.

         CPF Pension Plan - The Clinical Pathology, Inc. Pension Plan, the assets and liabilities of which have been transferred to this Plan.

         CPF Savings Plan - The CPF/MetPath Savings and Retirement Plan (formerly, the MDS Health Group, Inc. Savings and Retirement Plan), the assets and liabilities of which have been transferred to this Plan.

         Code - The Internal Revenue Code of 1986, as amended.

         Committee - The Benefits Administration Committee, as provided for in
Section 8.5.

         Contributions - Payments as provided herein by the Employer to the Trustee for the purpose of providing the benefits under this Plan.

         Corning - Corning Incorporated, a New York corporation.


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         Corporation - Corning Clinical Laboratories Inc. (DE) or any successor thereto. The Corporation is the sponsor, named Fiduciary, and plan administrator of the Plan for purposes of ERISA as it relates to the employees of each Employer.

         Damon Plan - The Damon Corporation Savings Plus Retirement Plan, the assets and liabilities of which have been transferred to this Plan.

         Deferral Compensation - The Section 415 Compensation paid to an Employee by the Employer for his services, excluding reimbursements or other expense allowances, cash and non-cash fringe benefits (e.g., employee discounts), moving expenses, deferred compensation and welfare benefits, plus Employee Pre-Tax Contributions and salary reduction contributions to a Code
Section 125 cafeteria plan. Deferral Compensation in excess of $150,000 (or such different amount as may be applicable under Code Section 401(a)(17)(B)) shall not be taken into account.

         DeYor Plan - The DeYor Laboratories 401(k) Profit Sharing Plan and Trust, the assets and liabilities of which have been transferred to this Plan.

         Discretionary Account - That portion of a Participant's Individual Account attributable to the Discretionary Contributions allocated to such Participant under Section 4.4 and any earnings or losses on such contributions. The Discretionary Account of a Participant who was formerly a participant in the Damon Plan shall also hold any amount transferred to this Plan from the Damon Plan representing "Long Term Savings Contributions" made to the Damon Plan on his behalf and earnings and losses thereon. The Discretionary Account of a Participant who was a participant in the MetWest Plan shall also hold any amount transferred to this Plan from the MetWest Plan representing that portion of such Participant's "Incentive Contribution Account" under the MetWest Plan which consisted of non-matching "Incentive Contributions" and earnings and losses thereon.

         Discretionary Contributions - Contributions made by an Employer under
Section 3.3.

         Distribution Date - [ ], the effective date of the spinoff of the Employer from Corning through the distribution of stock dividends in shares of Corning, CPS and the Employer.

         Effective Date - October 1, 1973, except as set forth below. (This amendment and restatement is generally effective December 31, 1996.) The Effective Date for the following Employers is as follows:

--------------------------------------------------------------------------------
                      Employer                                 Effective Date
--------------------------------------------------------------------------------
Corning Clinical Laboratories Inc. (DE)                        October 1, 1973
--------------------------------------------------------------------------------
Corning Clinical Laboratories Inc. (MI)                          May 1, 1990
--------------------------------------------------------------------------------
MetPath New England Inc.                                       January 1, 1994
--------------------------------------------------------------------------------
MetPath (PA) Inc.                                               July 1, 1993
    DeYor CPF/MetPath Inc.                                     January 1, 1994
    Southgate Medical Services, Inc.                            July 1, 1993
--------------------------------------------------------------------------------
MetWest Inc.                                                    April 1, 1994
--------------------------------------------------------------------------------
Corning Clinical Laboratories Inc. (MA)                         March 1, 1995
--------------------------------------------------------------------------------
Corning Clinical Laboratories Inc. (MD)                        January 1, 1995
--------------------------------------------------------------------------------
Nichols InstituteDiagnostics (formerly Corning Nichols         January 1, 1995
Institute)
--------------------------------------------------------------------------------
Corning Nichols Institute Inc.                                 January 1, 1995
--------------------------------------------------------------------------------
Corning Franklin Health Inc.                                    July 1, 1995
                                                                   (through
                                                              December 31, 1996)
--------------------------------------------------------------------------------
Corning Clinical Laboratories, a Georgia general partnership    March 1, 1994
--------------------------------------------------------------------------------

         Eligible Employee - An Employee eligible for participation under
Section 2.1.

         Employee - Any person employed by the Corporation and any person employed by any other Employer. Notwithstanding the preceding sentence, Employee shall not include (1) independent contractors, (2) any person who is covered by a collective bargaining agreement where such agreement provides for a different retirement plan, or where no provision is made for any retirement plan after good faith bargaining between the Employer and employee representatives and (3) any person who is excluded from participation hereunder by the terms of his Employer's adoption of this Plan. No person who is a leased employee of an Employer within the meaning of Code Section 414(n), or who receives compensation solely for service as a member of the Board, shall be eligible to participate in this Plan.

         Employee After-Tax Account - That portion of a Participant's Individual Account attributable to the Employee After-Tax Contributions allocated to such Participant prior to January 1, 1996 and any earnings or losses on such contributions. The Employee After-Tax Account of a Participant who was a participant in a Merged Plan that permitted after-tax contributions shall also hold any amount transferred to this Plan from such Merged Plan representing the balance of such Participant's after-tax account under such Merged Plan and earnings and losses thereon.

         Employee Pre-Tax Account - That portion of a Participant's Individual Account attributable to the Employee Pre-Tax Contributions allocated to such Participant under Section 4.2 and any earnings or losses on such contributions. The Employee Pre-Tax Account of a Participant who was a participant in a Merged Plan that contained a qualified cash or deferred arrangement shall also hold any amount transferred to this Plan from such Merged Plan representing the balance of such Participant's pre-tax account under such Merged Plan and any earnings and losses thereon.

         Employee Pre-Tax Contributions - Contributions made to the Plan by the Employer under Section 3.1(a) pursuant to a salary reduction agreement entered into between the Employer and the Participant.

         Employer - Collectively or individually as the context may indicate, Corning Clinical Laboratories Inc. (DE) (previously MetPath Inc.); Corning Clinical Laboratories Inc. (MI) (previously Advance Medical & Research Center, Inc.), Corning Clinical Laboratories, (Connecticut) and Corning Clinical Laboratories of PA, Inc., all of which are wholly-owned subsidiaries of Corning Clinical Laboratories Inc. (DE); DeYor CPF/MetPath Inc. and Southgate Medical Services, Inc., both of which are wholly-owned subsidiaries of MetPath (PA) Inc.; MetWest Inc., a second-tier wholly-owned subsidiary of Corning Clinical Laboratories Inc. (DE); Corning Clinical Laboratories Inc. (MA) (previously Corning Bioran Inc.); Corning Clinical Laboratories Inc. (MD) (previously Maryland Medical Laboratory, Inc.) d/b/a Maryland Medical MetPath; Nichols Institute Diagnostics (previously Nichols Diagnostics); Corning Nichols Institute Inc. (previously Nichols Institute Reference Laboratories); Corning Franklin Health Inc. (through the pay period ending December 27, 1996); and any other entity which (1) must be considered together with the Corporation under Code Section 414(b), (c) or (m), (2) has been authorized by the Board to adopt the Plan and (3) by action of its own board of directors shall have adopted the Plan and become signatory to the Trust Agreement, or any successor to one or more of such entities.

         Employer Matching Account - That portion of a Participant's Individual Account attributable to the Employer Matching Contributions allocated to such Participant under Section 4.3 and invested in one or more of the Investment Options at the directon of the Participant, and any earnings and losses on such contributions. The Employer Matching Account of a Participant who was formerly a participant in the Maryland Medical Laboratory Plan also shall hold any amount transferred to this Plan from the Maryland Medical Laboratory Plan representing matching company contributions and discretionary company contributions made to the Maryland Medical Laboratory Plan and any earnings and losses thereon.

         Employer Matching Contributions - Contributions made to the Plan by the Employer under Section 3.2.

         Employer Stock - Any class of the Employer's common stock or the Employer's preferred stock that is convertible into common stock. Employer Stock includes ESOP Stock.

         Employer Stock Matching Account - That portion of a Participant's Individual Account attributable to the Employer Matching Contributions allocated to such Participant under Section 4.3 and invested in the Employer Stock Fund, and any earnings and losses of such contributions.

         Employment Commencement Date - The date on which an Employee first performs an hour of service for an Employer (even if such date is before the Effective Date with respect to such Employer) or, if the sponsor of a Merged Plan is not an Employer, for the sponsor of a Merged Plan (even if such date is before the Merger Date).

         ERISA - The Employee Retirement Income Security Act of 1974, as amended.

         ESOP Stock - Employer securities within the meaning of Code section 409(1) that have been acquired with the proceeds of an Exempt Loan. Unallocated ESOP Stock shall remain in a suspense account described in Section A-5 until allocated to Participants' ESOP Accounts pursuant to section-9.

         Fiduciary - The Corporation, the Employer, the Trustee, the Committee and any individual, corporation, firm or other entity which assumes, in accordance with Article

VIII, responsibilities of the Corporation, the Employer, the Trustee or the Committee respecting management of the Plan or the disposition of its assets.

         Fund - The Trust Fund.

         Highly Compensated Employee - (a) For any Plan Year, any employee described in subsection (b) or (c).

         (b)   Any employee who during the immediately preceding Plan Year:

               (1)   was at any time a 5-percent owner (as defined in Code
Section 416(i)(l));

               (2) received compensation (as defined in Code Section 414(q)(7)) from an Employer or an Affiliate in excess of $50,000 (as adjusted under Code Section 414(q)(1)); or

               (3) was at any time an officer and received compensation (as defined in Code Section 414(q)(7)) from an Employer or an Affiliate greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for such year.

         (c)   Any employee who during the current Plan Year:

               (1)   was at any time a 5-percent owner (as defined in Code
Section 416(i)(l));

               (2) received compensation (as defined in Code Section 414(q)(7)) from an Employer or an Affiliate in excess of $50,000 (as adjusted under Code Section 414(q)(1)) and was one of the 100 employees receiving the most compensation (as defined in Code Section 414(q)(7)); or

               (3) was at any time an officer who received compensation (as defined in Code Section 414(q)(7)) from an Employer or an Affiliate greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for such year and was one of the 100 employees receiving the most compensation (as defined in Code Section 414(q)(7).

         This definition shall be applied in accordance with Code Section 414(q) and the regulations issued thereunder.

         (d) For purposes of applying the HC Family Member aggregation rules under this Plan, Highly Compensated Employee shall also include former employees who separated prior to the Plan Year being tested and who met the definition of Highly

Compensated Employee in either (1) the Plan Year in which they separated or (2) any Plan Year ending on or after their 55th birthday.

         HC Family Member - With respect to a Highly Compensated Employee who is either a 5% owner or one of the ten most highly compensated Employees, the spouse and the lineal ascendants and descendants (and spouses of such ascendants and descendants) of any such Highly Compensated Employee.

         Individual Account - The aggregate of a Participant's Employee Pre-Tax Account, Employee After-Tax Account, Employer Matching Account, Discretionary Account, Rollover Account, Money Purchase Pension Plan Account, Prior Employer Contribution Account, Prior Employer Qualified Account and CBCLS Employer Contribution Account.

         Investment Option - The investment vehicle elected by the Participant in accordance with Section 2.4(a) for investment of his Individual Account. The Investment Options are the Blended Interest Fund, Fidelity Asset Manager Fund:
Income, Fidelity Asset Manager Fund, Fidelity Asset Manager Fund: Growth, Fidelity Balanced Fund, Fidelity Contrafund, Fidelity Equity-Income Fund, Fidelity International Growth & Income Fund, Fidelity Magellan Fund and a stock fund investing primarily in the common stock of the Employer as defined in
Section 409(l) of the Code. As a result of the spinoff of the Employer, there are also funds investing primarily in the common stock of Corning and CPS, which shall not be available to receive new contributions effective as of the Distribution Date. (The stock fund investing entirely in the common stock of Unilab Corporation shall no longer be available as an Investment Option, effective January 1, 1996.) The Committee may add, change or delete the available Investment Options at any time.

         Limitation Year - January 1 - December 31.

         Maryland Medical Laboratory Plan - The Maryland Medical Laboratory, Inc. 401(k) Profit Sharing Plan and Trust, the assets and liabilities of which have been transferred to this Plan.

         Merged Plan - The Advance Medical Plan, the CBCLS Plan, the CPF Pension Plan, the CPF Savings Plan, the Damon Plan, the DeYor Plan, the Maryland Medical Laboratory Plan, the MetWest Plan, the Nichols Institute Plan, the Podiatric Pathology Laboratories Plan and the Statlab Plan, either individually or collectively as the case may be.

         Merger Date - The Merger Date with respect to the following plans, the assets and liabilities of which have been transferred to this Plan, is as follows:

--------------------------------------------------------------------------------
                     Name                                          Merger Date
--------------------------------------------------------------------------------
Advance Medical & Research Center, Inc. Retirement Plan            May 1, 1990
--------------------------------------------------------------------------------
CPF/MetPath Savings and Retirement Plan                           July 1, 1993
--------------------------------------------------------------------------------
Clinical Pathology Facility, Inc. Pension Plan                    July 1, 1993
--------------------------------------------------------------------------------
Continental Bio Clinical Laboratory Service, Inc. Profit
Sharing and Retirement Savings Plan                              January 1, 1992
--------------------------------------------------------------------------------
DeYor Laboratories 401(k) Profit Sharing Plan and Trust          January 1, 1994
--------------------------------------------------------------------------------
Maryland Medical Laboratory, Inc. 401(k) Profit Sharing
Plan and Trust                                                   January 1, 1995
--------------------------------------------------------------------------------
Nichols Institute 401(k) Plan                                    January 1, 1995
--------------------------------------------------------------------------------
Podiatric Pathology Laboratories, Inc. Profit Sharing Plan       January 1, 1995
--------------------------------------------------------------------------------
The Profit Sharing Plan and Trust Agreement for Employees of
MetWest Inc.                                                      April 1, 1994
--------------------------------------------------------------------------------
Statlab, Inc. Retirement Plan                                     March 1, 1993
--------------------------------------------------------------------------------

         There are several different Merger Dates for Participants who were former participants in the Damon Plan, depending on the Damon Corporation entity with which such former participant was employed before transferring to an
Employer:

         Name of Entity                                            Merger Date
         --------------                                          ---------------
American Health Resources, Inc.                                  January 1, 1994
Damon Clinical Laboratories, Inc. (FL)                           January 1, 1994
Damon Clinical Laboratories, Inc. (MA) - Connecticut locations   January 1, 1994
Damon Clinical Laboratories, Inc. (PA)                           January 1, 1994
Damon Clinical Laboratories, Inc. (TX) - Kansas and
         Missouri locations                                      January 1, 1994
Damon Corporation                                                January 1, 1994
Health Care Laboratories, Inc.                                   January 1, 1994
Damon Clinical Laboratories, an Illinois general partnership       March 1, 1994
Damon Clinical Laboratories, Inc. (AZ)*                            April 1, 1994
Damon Clinical Laboratories, Inc. (TX)-All locations other than
         Kansas and Missouri*                                      April 1, 1994
Damon Clinical Laboratories - Houston, Inc.*                       April 1, 1994
New York Damon Clinical Laboratories, Inc.                         April 1, 1994
Damon Clinical Laboratories, Inc. (MA) - All locations other
         than Connecticut**                                          May 1, 1994
Damon Clinical Laboratories -  Pittsburgh, Inc.                     June 1, 1994

         *As of January 1, 1994, individuals who had been employed with these entities became employees of

         MetWest Inc., but continued to participate in the Damon Plan through March 31, 1994.

         **As of January 1, 1994, individuals who had been employed with this entity became employees of MetPath New England Inc., but continued to participate in the Damon Plan through April 30, 1994.

         MetWest Plan - The Profit Sharing Plan and Trust Agreement for Employees of MetWest Inc., the assets and liabilities of which have been transferred to this Plan.

         Money Purchase Pension Plan Account - The Money Purchase Pension Plan Account of a Participant who was formerly a participant in the CPF Pension Plan shall hold any amount transferred to this Plan from the CPF Pension Plan representing employer contributions made to the CPF Pension Plan and any earnings and losses thereon.

         Net Asset Value - With respect to any mutual fund that the Committee may designate as an available Investment Option, the total net assets of the respective fund divided by the number of outstanding shares of the respective fund.

         Nichols Institute Plan - The Nichols Institute 401(k) Plan, the assets and liabilities of which have been transferred to this Plan.

         Normal Retirement Age - Age 65.

         Participant - Any Employee or former Employee who has an Individual Account balance and any Employee who has met the eligibility requirements of
Section 2.1. Participation ends in accordance with Section 2.2.

         Period of Severance - The period of time commencing on an Employee's Severance from Service Date and ending on his Reemployment Commencement Date.

         Plan - The Profit Sharing Plan of Corning Clinical Laboratories Inc. formerly known as The Profit Sharing Plan of Corning Life Sciences Inc. (January 1, 1996 Restatement), as contained herein or as duly amended. Prior to January 1, 1996, the Plan was known as the Profit Sharing Plan of MetPath Inc. Prior to January 1, 1994, the Plan was known as the Profit Sharing Plan of Corning Lab Services Inc. Prior to October 31, 1992, the Plan was known as the Profit Sharing Plan of MetPath Inc.

         Plan Year - January 1 - December 31.

         Podiatric Pathology Laboratories Plan - The Podiatric Pathology Laboratories, Inc. Profit Sharing Plan, the assets and liabilities of which have been transferred to this Plan.

         Prime Rate - The "prime rate," as published in The Wall Street Journal.

         Prior Employer Contribution Account - The Prior Employer Contribution Account of a Participant who was a participant in the DeYor Plan shall hold any amount transferred to this Plan from the DeYor Plan representing discretionary contributions and employer matching contributions made to the DeYor Plan and any earnings and losses thereon.

         Prior Employer Qualified Account - The Prior Employer Qualified Account of a Participant who was a participant in the CBCLS Plan shall hold any amount transferred to this Plan from the CBCLS Plan representing qualified nonelective contributions and qualified matching contributions made to the CBCLS Plan and any earnings and losses thereon.

         Reemployment Commencement Date - The first date on which an Employee again performs an hour of service following a Period of Severance.

         Rollover Account - That portion of a Participant's Individual Account attributable to his rollover contributions under Section 3.4 and any earnings or losses on such contributions. The Rollover Account of a Participant who was an active participant in the CBCLS Plan on December 31, 1991 also shall hold any amount transferred to this Plan from the CBCLS Plan representing employer matching contributions and discretionary contributions made to the CBCLS Plan and any earnings and losses thereon. The Rollover Account of a Participant who was formerly a participant in the CPF Savings Plan also shall hold any amount transferred to this Plan from the CPF Savings Plan representing employer matching contributions made to the CPF Savings Plan and any earnings and losses thereon. The Rollover Account of a Participant who was formerly a participant in the Statlab Plan also shall hold any amount transferred to this Plan from the Statlab Plan representing employer contributions made to the Statlab Plan and earnings and losses thereon. The Rollover Account of a Participant who was formerly a participant in the Damon Plan also shall hold any amount transferred to this Plan from the Damon Plan representing matching contributions and rollover contributions made to the Damon Plan and any earnings and losses thereon. The Rollover Account of a Participant who was formerly a participant in the Podiatric Pathology Laboratories Plan also shall hold any amount transferred to this Plan from the Podiatric Pathology Laboratories Plan representing employer contributions made to the Podiatric Pathology Laboratories Plan and earnings and losses thereon. The Rollover Account of a Participant who was formerly a participant in the Nichols Institute Plan also shall hold any amount transferred to this Plan from the Nichols Institute Plan representing matching contributions, rollover contributions and qualified non-elective contributions made to the Nichols Institute Plan and any earnings and losses thereon.

         Section 415 Compensation - An Employee's wages as defined in Code
Section 3401(a) and all other payments of compensation to an Employee by an Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d) and 6051(a)(3). Section 415 Compensation shall be determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)). Section 415 Compensation does not include Employee Pre-Tax Contributions to this Plan and salary reduction contributions to a Code Section 125 cafeteria plan.

         Severance from Service Date - The date on which an Employee quits, retires, is discharged or dies, provided he does not earn an hour of service for an Employer within 12 months after such date.

         Statlab Plan - The Statlab, Inc. Retirement Plan, the assets and liabilities of which have been transferred to this Plan.

         Target Rate - The rate at which Employee Pre-Tax Contributions may be made by each eligible Highly Compensated Employee for the balance of the Plan Year so that one of the two qualifying tests under Section 3.6(a) will be satisfied for such Plan Year.

         Testing Compensation - For each Participant, his Deferral Compensation. Testing Compensation in excess of $150,000 (or such different amount as may be applicable under Code Section 401(a)(17)(B)) shall not be taken into account.

         Total and Permanent Disability - A Participant shall be considered totally and permanently disabled once the Committee, in its sole discretion, determines that he has incurred a disability which renders him totally and permanently unable to satisfactorily perform his usual duties for his Employer or the duties of such other position which the Employer makes available to him and for which he is qualified by reason of his training, education or experience. Such determination shall be made by the Committee based on medical reports and such other evidence which the Committee determines to be satisfactory; provided, however, that conclusive evidence that the Participant is eligible for and is receiving disability benefits under the provisions of the Federal Social Security Act shall be sufficient to deem the Participant totally and permanently disabled.

         Trust Agreement - The agreement entered into between the Employer and the Trustee under Article VII.

         Trust Fund - All funds received by the Trustee together with all income, profits and increments thereon, and less any expenses or payments made out of the Trust Fund.

         Trustee - Such individual, individuals, financial institution, or a combination of them as shall be designated in the Trust Agreement to hold in trust any assets of the Plan for the purpose of providing benefits under the Plan, and shall include any successor trustee to the Trustee initially designated thereunder.

         Valuation Date - The date on which a Participant's Individual Account is valued pursuant to Section 5.9. Subject to Section 5.9(b), the Valuation Date shall be a date that falls as soon as administratively feasible after a properly-completed written request for a distribution is received by an authorized representative of the Committee.

         Year of Vesting Service - (a) As of any date, the aggregate of an Employee's periods of vesting service, including any vesting service credited under subsection (c) and excluding any vesting service disregarded under subsection (d). For purposes of this subsection (a), a period of vesting service is each period of time required to be recognized under this Plan commencing on the Employee's Employment Commencement Date, or any subsequent Reemployment Commencement Date, and ending on a Severance from Service Date.

         (b) (1) Notwithstanding subsection (a), a Participant who was formerly a participant in the Damon Plan and who became a Participant in this Plan on January 1, 1994 shall be credited with Years of Vesting Service equal to the sum of (A) his years of service under the Damon Plan as of December 31, 1993, and
(B) his periods of vesting service, including any vesting service credited under subsection (c) and excluding any vesting service disregarded under subsection
(d). For purposes of this paragraph (1), a period of vesting service is each period of time required to be recognized under this Plan commencing on January 1, 1994, or any subsequent Reemployment Commencement Date, and ending on a Severance from Service Date.

             (2) Notwithstanding subsection (a), a Participant who was formerly a participant in the Damon Plan, who became a Participant in this Plan after

January 1, 1994 (such date is hereafter referred to as the "Entry Date") and who was credited with at least 1,000 hours of service under the Damon Plan between January 1, 1994 and the day before his Entry Date shall be credited with Years of Vesting Service equal to the sum of (A) his years of service under the Damon Plan as of December 31, 1993, (B) one year of service for the period between January 1, 1994 and the day before his Entry Date, and (C) his periods of vesting service, including any vesting service credited under subsection (c) and excluding any vesting service disregarded under subsection (d). For purposes of this paragraph (2), a period of vesting service is each period of time required to be recognized under this Plan commencing on the Participant's Entry Date, or any subsequent Reemployment Commencement Date, and ending on a Severance from Service Date.

             (3) Notwithstanding subsection (a), a Participant who was formerly a participant in the Damon Plan, who became a Participant in this Plan after January 1, 1994 (such date is hereafter referred to as the "Entry Date") and who was not credited with at least 1,000 hours of service under the Damon Plan between January 1, 1994 and the day before his Entry Date shall be credited with Years of Vesting Service equal to the sum of (A) his years of service under the Damon Plan as of December 31, 1993, and (B) his periods of vesting service, including any vesting service credited under subsection (c) and excluding any vesting service disregarded under subsection (d). For purposes of this paragraph
(3), a period of vesting service is each period of time required to be recognized under this Plan commencing on January 1, 1994, or any subsequent Reemployment Date, and ending on a Severance from Service Date.

        (c)  Vesting service shall also include the following:

             (1) Periods of employment with an Affiliate (while such organization is an Affiliate) which would have constituted vesting service had the Participant been employed by an Employer shall be included as if such periods had been performed for an Employer;

             (2) Periods of employment with an Employer other than as an Employee, including employment as a leased employee within the meaning of Code
Section 414(n), which would have constituted vesting service had the Participant been employed as an Employee shall be included as if such periods had been performed as an Employee; and

             (3) Periods of employment with MetWest Inc. prior to November 10, 1993 that would have been counted as vesting service under the terms of the Plan if such service was rendered to the Employer as an Employee.

             (4) With respect to any person employed by the Employer on or before December 31, 1998, periods of employment with Corning or Corning Pharmaceutical Services, Inc. that would have been counted as vesting service under the terms of the Plan if such service was rendered to the Employer as an Employee.

        (d) Years of Vesting Service recognized under the preceding subsections shall not include any vesting service earned prior to a five-year Period of Severance if, when the Period of Severance commenced, the Employee had not yet earned any vested interest in his Employer Matching Account, Discretionary Account, Money Purchase Pension Plan Account or Prior Employer Contribution Account under Sections 5.5 or 11.1.

                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

2.1      Eligibility

         Any Employee who was a Participant in this Plan on shall remain a Participant on December 30, 1996, as long as he remains an Employee on such date. Any Employee who was not a Participant in this Plan on December 30, 1996 shall become a Participant on the date on which he completes six months of total employment with an Employer. Notwithstanding the preceding sentence, (a) any Employee who was a participant in a Merged Plan immediately before the Merger Date with respect to such Merged Plan shall become a Participant in this Plan on such Merger Date; and (b) any Employee who was employed by an employer which sponsored a Merged Plan immediately before the applicable Merger Date, but was not a participant in such Merged Plan, shall be credited with service with the sponsor prior to the Merger Date for purposes of determining when he shall become eligible to participate in this Plan.

2.2      Participation

         (a) Each Employee who is a Participant may, by filing a properly-completed agreement with an authorized representative of the Committee, enter into a salary reduction agreement in accordance with Section 3.1(a). Such agreement shall be effective as of the first payroll period coincident with or next following the later of (1) the date the Employee becomes a Participant, or
(2) the date on which the agreement is processed. If an Employee elects not to enter into a salary reduction agreement on the date he is first eligible, he may, by filing a properly-completed agreement with an authorized representative of the Committee, enter into such an agreement effective as of the first payroll period coincident with or next following the date on which the agreement is processed.

         (b) Each person who becomes a Participant shall remain a Participant so long as he remains an Employee or maintains an Individual Account balance. If a Participant terminates employment with no balance in his Individual Account, he shall cease being a Participant upon his termination of employment. In the event an Employee ceases to be a Participant and is later reemployed as an Employee, he shall once again become a Participant upon his reemployment date.

2.3      Beneficiary Designation

         (a) Upon commencing participation, each Participant shall designate a Beneficiary by filing a properly-completed form with an authorized representative of the Committee. In the absence of any valid designation of Beneficiary, the Participant shall be deemed to have designated his spouse as his Beneficiary, and if the Participant is unmarried upon his death, he shall be deemed to have designated his estate as his Beneficiary.

         (b) The Beneficiary of a married Participant shall be his spouse unless the Participant designates someone other than his spouse as his Beneficiary, and the Participant files with an authorized representative of the Committee his spouse's written consent to such designation. Such spousal consent shall be on a form approved by the Committee, shall be irrevocable by the spouse, shall acknowledge the effect of such designation and shall be witnessed by a Committee member (or an authorized representative) or a notary public. The spouse may alternatively execute an irrevocable general consent that does not identify the designated Beneficiary and which allows the Participant to make future changes in the Beneficiary designation without spousal consent. Any such general consent shall satisfy the requirements of Treasury Regulation ss.1.401(a)-20 Q&A-31(c).

         (c) If an unmarried Participant later marries, or if a married Participant later remarries, any prior designation by such Participant of a Beneficiary other than the spouse to whom he is married on his date of death shall be null and void unless consented to by such spouse in the manner provided in subsection (b).

         (d) The interpretation of the Committee with respect to any Beneficiary designation, subject to applicable law, shall be binding and conclusive upon all parties, and no person who claims to be a Beneficiary, or any other person, shall have the right to question any action of the Committee.

         (e) The rights of any spouse or Beneficiary hereunder shall be subject to the provisions of any qualified domestic relations order within the meaning of ERISA Section 206(d)(3).

2.4      Investment Option Specification

         (a) This subsection (a) shall apply only to a Participant who became a Participant on or after January 1, 1996. That portion of such a Participant's Individual Account which represents Contributions made on his behalf with respect to his first calendar month of participation automatically shall be invested in the Fidelity Asset Manager Fund, unless the Committee specifies a different Investment Option for this purpose. On or about the 15th day of the next calendar month, the Participant may change his Investment Option specification in accordance with subsection (b). Initial Investment Option specifications shall be in increments of 5%. In the absence of any valid Investment Option specification, a Participant's Individual Account shall continue to be invested in the Fidelity Asset Manager Fund, unless the Committee specifies a different Investment Option for this purpose.

         (b) A Participant may change his Investment Option specification with respect to Contributions to be made in the future and with respect to amounts already in his Individual Account by calling Fidelity Investments. Telephone exchanges between Investment Options shall be subject to such administrative procedures as have been instituted by Fidelity Investments and adopted by the Committee. The Committee, in its sole discretion, may modify such procedures after providing reasonable notification to Participants.

         (c) On or after the Distribution Date, each such election in effect under the Plan to invest the Participant's Individual Account (as of the Distribution Date) in the Employer Stock Fund shall be deemed an election under the Plan to invest proportionately in the Corning Stock Fund, the CPS Stock Fund and the Employer Stock Fund proportionately to the dividend received from Corning as of such date. As of the Distribution Date, each Participant's investment election regarding investing Employee Pre-Tax Contributions made on or after the Distribution Date in the Employer Stock Fund shall be deemed an election to invest in the Fidelity Asset Manager Fund, until such time as the participant affirmatively re-elects another Investment Option.

2.5      Notification of Individual Account Balance

         As of the last day of each calendar quarter, the Committee shall notify each Participant of the amount of his share in the Contributions for the period just completed and the balance of his Individual Account, including distributions, loans and withdrawals, if any, since the effective date of the last statement.

2.6      Diversification of Investments or Distribution for Certain Participants

         For purposes of this Section 2.6, "Qualified Participant" shall mean a Participant who has attained age 55 and has completed or has been eligible to complete at least ten Years of Vesting Service in the Plan including any prior plan in effect before this restatement.

         No later than 90 days after the last day of each Plan Year after becoming a Qualified Participant (or at more frequent periods permitted under procedures adopted by the Committee), each Qualified Participant shall be permitted to direct the Plan as to the investment of one hundred percent (100%) of an amount equal to the value of his Employer Match Account attributable to Employer Stock. The Participant's direction shall be provided to the Committee in writing and shall be effective no later than 180 days after the close of the Plan Year to which the direction applies.

         The Plan shall satisfy the Participant's direction by transferring the portion of his Account that is covered by the election to another qualified plan (including the portion of this Plan that does not constitute an ESOP) of the Employer that accepts the transfer and permits employee-directed investments and offers the Participant at least three investment options (not inconsistent with regulations prescribed by the Secretary of the Treasury) other than Employer Stock. The transfer shall be made, and the amount transferred shall be invested in accordance with the Participant's election, no later than 90 days after the last day of the period during which the election can be made. If at the time of an election no Employer then maintains a qualified plan that is eligible to receive the portion of the Participant's Account that is covered by the election, the Plan shall distribute that portion to the Qualified Participant within 90 days after the last day of the period during which the election can be made, subject to the requirements of Section A-10 concerning put options. This Section shall apply notwithstanding any other provision of the Plan, other than such provisions as require the consent of the Participant to a distribution with a present value in excess of $3,500. If the Participant does not consent to such a distribution, the amount as to which the election is made shall be retained in the Plan and the diversification requirement of this Section shall be deemed to have been satisfied.

                                   ARTICLE III
                                  CONTRIBUTIONS

3.1      Employee Pre-Tax Contributions

         A Participant may have Employee Pre-Tax Contributions made to the Plan on his behalf as follows:

         (a) (1) A Participant may enter into a salary reduction agreement with his Employer in which it is agreed that the Employer will reduce the Participant's Deferral Compensation during each pay period by a designated percentage and contribute that amount so determined to the Plan on behalf of the Participant. The Employer may disregard or modify a Participant's salary reduction agreement (including a salary reduction agreement subject to the special limit set forth in the last sentence of this paragraph) to the extent necessary to insure that (1) the Actual Deferral Percentage test of Code Section 401(k) as set forth in Section 3.6 is met, (2) the excess deferral rules of subsection (c) are met, or (3) the limitations set forth in Sections 3.5 or 4.6 are not exceeded. Employee Pre-Tax Contributions may be any whole percentage between 1% and 15% of the Deferral Compensation otherwise payable to the Participant during the applicable payroll period. Notwithstanding the preceding sentence, with respect to a Participant who received compensation (as defined in Code Section 414(q)(7)) from an Employer or an Affiliate in excess of $50,000 (as adjusted under Code Section 414(q)(1)) in a particular Plan Year, the Employee Pre-Tax Contributions of such a Participant in the immediately succeeding Plan Year may not exceed 8% of the Deferral Compensation otherwise payable to him during the applicable payroll period in such immediately succeeding Plan Year.

         The salary reduction agreement of an Employee who becomes eligible to participate in the Plan shall be effective under the rules set forth in Section 2.2.

             (2) Employee Pre-Tax Contributions shall be invested among the various Investment Options in accordance with the Employee's outstanding Investment Option election as in effect under Section 2.4.

         (b) (1) A Participant who has in effect a salary reduction agreement may elect to change such agreement, including prospectively suspending such agreement, by filing a properly-completed written notice with an authorized representative of the Committee. Such election shall become effective as of the first payroll period coincident with or next following the date on which it is processed.

             (2) Amounts contributed by salary reduction shall be remitted to the Trustee in accordance with Department of Labor Regulations at 29 C.F.R. ss.2510.3-102. Contributions once elected to be deferred by a Participant shall be credited to his Employee Pre-Tax Account under Section 4.2(a).

         (c)  Excess deferrals

              (1) No Participant may have Employee Pre-Tax Contributions made on his behalf under this Plan in any calendar year which in the aggregate exceed $7,000 or such greater amount as may be specified by the Secretary of the Treasury for purposes of Code Section 402(g)(1). For purposes of the preceding sentence, Employee Pre-Tax Contributions are deemed made as of the pay date for which the salary is deferred, regardless of when the contributions are actually made to the Trust Fund.

              (2) (A) If in any calendar year the aggregate of a Participant's Employee Pre-Tax Contributions made on his behalf under this Plan, plus his other elective deferrals under any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by any sponsor, under any simplified employee pension (as defined in Code Section 408(k)), or used to have an annuity contract purchased on his behalf under Code Section 403(b), exceed the limitations of paragraph (1), then no later than the March 1 following such calendar year the Participant may notify the Committee (i) that he has exceeded the limitation and (ii) of the amount of his Employee Pre-Tax Contributions under this Plan which he wants distributed to him (and earnings thereon) notwithstanding his salary reduction agreement so that he will not exceed the limitation. The Committee may require the Participant to provide reasonable proof that he has exceeded the limitation of paragraph (1).

         If in any calendar year the aggregate of a Participant's Employee Pre-Tax Contributions made on his behalf under the Plan, plus his other elective deferrals under any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer, under a simplified employee pension (as defined in Code

Section 408(k)) sponsored by the Employer, or used to have the Employer purchase an annuity contract on his behalf under Code Section 403(b), exceed the limitations of paragraph (1), then the Participant shall be deemed to have notified the Committee that (i) he has exceeded the limitation and (ii) he wants distributed to him the amount of such excess deferrals (and income thereon) notwithstanding the salary reduction agreement so that he will not exceed the limitation. No later than the next April 15, the Committee may (but shall not be obligated to) make the distribution requested, or deemed to have been requested, by the Participant under this subparagraph. Such distribution may be made notwithstanding any other provision of law or this Plan. Except as otherwise provided by regulations issued by the Secretary of the Treasury, such distribution shall not reduce the amount of Employee Pre-Tax Contributions used in computing Actual Deferral Percentage, or the amount of Employee Pre-Tax Contributions considered as Annual Additions under Section 4.6. Any amounts not distributed under this subparagraph shall continue to be held in accordance with the terms of this Plan.

                  (B) After a distribution of excess Employee Pre-Tax Contributions (if any) under subparagraph (A), Employer Matching Contributions made with respect to such distributed Employee Pre-Tax Contributions (if any) shall be withdrawn (with earnings thereon) from such Participant's Employer Matching Account and applied to reduce future Employer Matching Contributions under Section 3.2.

3.2      Employer Matching Contributions

         Subject to Sections 3.5, 3.9 and 3.10, as of each calendar month, the Employer shall make Employer Matching Contributions to the Trust Fund equal to 100% of the Employee Pre-Tax Contributions made by each Participant with respect to such calendar month, but taking into account only those Employee Pre-Tax Contributions made by the Participant with respect to such month which are made at a rate that does not exceed 4% of the Participant's Deferral Compensation.

         The Employer Matching Contributions shall be invested: (a) one-half in the investment options designated by the Participant for the investment of the Participant's Employee Pre-tax Contributions and held in the Employee Matching Account; and (b) one-half in Employer Stock and held in the Employer Stock Matching Account.

         In addition, the Employer shall contribute an additional 15 percent of each Participant's aggregate contribution allocable under subparagraph (b) above and invested in Employer Stock which additional amount shall also be invested in Employer Stock.

         The Employer Matching Contribution otherwise required under this
Section 3.2 for any Plan Year shall be reduced by the fair market value (determined as of December 31 of that plan year) of the Employer Stock attributable to an Exempt Loan and allocated to the accounts of Participants, as provided in Supplement A.

3.3      Discretionary Contributions

         Each business unit of the Employer may elect for any Fiscal Quarter to make a Discretionary Contribution. Each business unit of the Employer, in its sole discretion, shall determine the amount of such Discretionary Contribution which shall be expressed as a percentage of Deferral Compensation and which shall be allocated in accordance with Section 4.4. No Discretionary Contribution shall be made with respect to any Participant who is not an Active Participant for the applicable Fiscal Quarter. The Employer shall also contribute sufficient Discretionary Contributions as may be required by Section 11.1(b).

3.4      Rollover Contributions

         Subject to the approval of the Committee, an Employee (regardless of whether he has satisfied the initial eligibility requirements of Section 2.1) may make a rollover contribution to the Plan, provided it qualifies for tax free rollover treatment under Code Sections 402(c) or 408(d). Rollover contributions must be in cash; contributions in-kind shall not be permitted. Such a contribution shall be held in the Employee's Rollover Account and shall be 100% vested at all times. The rollover contribution of an Employee who has not satisfied the initial eligibility requirements of Section 2.1 shall be invested in the Fidelity Asset Manager Fund, unless and until he makes a different Investment Option specification pursuant to Section 2.4. The rollover contribution of an Employee who has already satisfied the initial eligibility requirements of Section 2.1 shall be invested in accordance with the Employee's outstanding Investment Option specification.

3.5      Maximum Deductible Contribution

         In no event shall the Employer be obligated to make a Contribution for a Plan Year in excess of the maximum amount deductible by it under Code Section 404(a)(3).

3.6      Actual Deferral Percentage Test

         (a) During each Plan Year, the Committee periodically shall monitor Plan participation to determine whether the rate of Employee Pre-Tax Contributions made pursuant to Section 3.1(a) for such Plan Year meets either of the following qualifying tests (applied subject to Section 3.10):

             (1) The Actual Deferral Percentage for the group of eligible Highly Compensated Employees will not exceed 125% of the Actual Deferral Percentage for the group of all other Eligible Employees, or

             (2) The Actual Deferral Percentage for the group of eligible
Highly Compensated Employees will not exceed the Actual Deferral Percentage for the group of all other Eligible Employees by more than two percentage points and by more than 200%.

         (b) If the Committee determines during a Plan Year that neither of the qualifying tests under subsection (a) shall be met in that Plan Year, then the Committee, in its sole discretion, may require each Participant who is a Highly Compensated Employee and whose rate of Employee Pre-Tax Contributions exceeds the Target Rate to reduce his rate of Employee Pre-Tax Contributions for the balance of such Plan Year to the extent necessary to ensure that his Employee Pre-Tax Contributions will not exceed the Target Rate.

         (c) If, after the end of a Plan Year, the Committee determines that neither of the qualifying tests under subsection (a) above shall be met for such Plan Year, the Committee shall determine whether to follow the procedure set forth in paragraph (1) or the procedure set forth in paragraph (2), as follows:

             (1) The Committee shall direct the Trustee to distribute, preferably within 2 1/2 months after the last day of such Plan Year, but in any event no later than the last day of the Plan Year immediately following such Plan Year, to Highly Compensated Employees that portion of the Employee Pre-Tax Contributions made on their behalf for such Plan Year (adjusted for income allocable to such portion) necessary to ensure that one of the two qualifying tests under subsection (a) shall be satisfied for such Plan Year. Contributions made on behalf of Highly Compensated Employees shall be distributed under the rules prescribed in Treasury Regulation ss.1.401(k)-1(f)(3). The amount of any Employee Pre-Tax Contributions to be distributed under this paragraph (1) shall be reduced by any excess deferrals previously distributed under Section 3.1(c)(2) for the calendar year ending in the same Plan Year. Similarly, any excess deferrals to be distributed under Section 3.1(c)(2) shall be reduced by any excess Employee Pre-Tax Contributions previously distributed under this paragraph (1) for the Plan Year beginning in such calendar year. In connection with a distribution of excess Employee Pre-Tax Contributions under this paragraph (1), Employer Matching Contributions made with respect to distributed Employee Pre-Tax Contributions (if any) shall be withdrawn (with earnings thereon) from the Participant's Employer Matching Account and applied to reduce future Employer Matching Contributions under Section 3.2.

             (2) As of the last day of such Plan Year, the Employer shall contribute to the Employee Pre-Tax Account of each Participant who is not a Highly Compensated Employee and who has elected under Section 3.1(a) to have Employee Pre-Tax Contributions made on his behalf during such Plan Year that amount, expressed as a uniform percentage of the Deferral Compensation of each such Participant for such Plan Year, necessary to ensure that one of the two qualifying tests under subsection (a) shall be satisfied for such Plan Year. All contributions made by the Employer under this paragraph (2) shall be paid to the Trustee no later than the last day of the Plan Year immediately following such Plan Year and credited to the affected Participants' Employee Pre-Tax Accounts as of the last day of the Plan Year immediately preceding the Plan Year in which such contribution was made and shall be immediately 100% vested. Notwithstanding the foregoing, for purposes of determining the amount of a Participant's Employer Matching Contribution under Section 3.2, such contributions made by the Employer under this paragraph (2) shall not be treated as Employee Pre-Tax Contributions.

3.7      Payment of Contributions to Trustee

         Unless an earlier time for contribution is specified elsewhere in this Plan, in all events the Employer shall pay to the Trustee its Contributions for each Plan Year within the time prescribed by law, including extensions of time for the filing of its federal income tax return for the Employer's taxable year during which such Plan Year ended.

3.8      Employee After-Tax Contributions

         Effective January 1, 1996, no Participant shall be permitted to make employee after-tax contributions under the Plan.

3.9      Actual Contribution Percentage Test

         (a) As of the last day of each Plan Year, the Committee shall determine whether the rate of Employer Matching Contributions made under Section 3.2 for such Plan Year meets either of the following qualifying tests (applied subject to Section 3.10):

             (1) The Actual Contribution Percentage for the group of eligible Highly Compensated Employees does not exceed 125% of the Actual Contribution Percentage for the group of all other Eligible Employees, or

             (2) The Actual Contribution Percentage for the group of eligible Highly Compensated Employees does not exceed the Actual Contribution Percentage for the group of all other Eligible Employees by more than two percentage points and by more than 200%.

         (b) If the Committee determines that neither of the qualifying tests under subsection (a) shall be met in that Plan Year, then the Committee shall direct the Trustee to distribute, preferably within 2- months after the last day of such Plan Year, but in any event no later than the last day of the Plan Year immediately following such Plan Year, to Highly Compensated Employees that portion of the Employer Matching Contributions made on their behalf for such Plan Year (adjusted for income allocable to such portion) necessary to ensure that one of the two qualifying tests under subsection (a) shall be satisfied for such Plan Year. (Employer Matching Contributions which are not 100% vested shall be forfeited and allocated under Section 4.5 in lieu of being distributed.) Employer Matching Contributions made on behalf of Highly Compensated Employees shall be distributed (or forfeited, if applicable) under the rules prescribed in Treasury Regulation ss.1.401(m)-1(e)(2).

3.10     Multiple Use Restrictions

         The application of the Actual Deferral Percentage test in Section 3.6 and the Actual Contribution Percentage test in Section 3.9 shall be coordinated in accordance with regulations issued by the Secretary of the Treasury under Code Section 401(m)(9), so as to prohibit the multiple use of the alternative limitations set forth in Sections 3.6(a)(2) and 3.9(a)(2). Corrections required by the multiple use restriction shall be effected by a reduction for any Highly Compensated Employee participating in this Plan of the otherwise permissible Employee Pre-Tax Contributions under Section 3.1 or Employer Matching Contributions under Section 3.2 as shall be designated by the Employer.

         Notwithstanding the foregoing, this limitation shall be applied after satisfying the mandatory disaggregation rules applicable to the portion of a plan that constitutes an ESOP and the portion that does not constitute an ESOP.

                                   ARTICLE IV
                       ALLOCATIONS TO INDIVIDUAL ACCOUNTS

4.1      Individual Accounts

         (a) The Committee shall establish and maintain an Individual Account in the name of each Participant, comprised of an Employee Pre-Tax Account, an Employee After-Tax Account, an Employer Matching Account (a cash match), an Employer Stock Matching Account, a Discretionary Account, a Rollover Account, a Money Purchase Pension Plan Account, a Prior Employer Contribution Account, a Prior Employer Qualified Account and a CBCLS Employer Contribution Account to which the Committee shall credit all amounts allocated to each such Participant under this Article IV.

         (b) Separate accounts shall be maintained for all former Employee Participants who have an interest in the Plan.

         (c) The maintenance of separate accounts shall not require a segregation of the Trust assets and no Participant shall acquire any right to or interest in any specific asset of the Trust as a result of the allocations provided for in the Plan.

4.2      Allocation of Employee Pre-Tax Contributions

         A Participant's Employee Pre-Tax Contributions under Section 3.1 shall be allocated to the Participant's Employee Pre-Tax Account, and shall be invested in accordance with the Participant's outstanding Investment Option specification. Allocations for Highly Compensated Employees shall be subject to Sections 3.6 and 3.10.

4.3      Allocation of Employer Matching Contributions

         As of each calendar month, a Participant's allocable share of the Employer Matching Contributions made on his behalf under Section 3.2 shall be allocated to his Employer Matching Account and Employer Stock Matching Account and shall be invested in accordance with that Section. Allocations for Highly Compensated Employees shall be subject to Sections 3.1(c)(2)(B), 3.6(c)(1), 3.9 and 3.10.

4.4      Allocation of Discretionary Contributions

         (a) A Participant's allocable share as determined under subsection (b) of the Discretionary Contribution shall be credited to the Participant's Discretionary Account as of the last day of the Fiscal Quarter for which his Employer shall make a Discretionary

Contribution under Section 3.3 and shall be invested in accordance with the Participant's outstanding Investment Option specification, provided that the Employer may direct that all or any portion of such Discretionary Contributions shall be invested in Employer Stock.

         (b) Each Participant who is an Active Participant for the Fiscal Quarter with respect to which his Employer shall make a Discretionary Contribution shall receive an allocation of the Discretionary Contribution. No other Participant shall receive an allocation. Each Active Participant shall receive an amount equal to the Discretionary Contribution, expressed as a percentage of Deferral Compensation, multiplied by the Active Participant's Deferral Compensation during the Fiscal Quarter.

4.5      Allocation of Forfeitures

         As of the last day of each Fiscal Quarter, any forfeitures arising under Sections 3.9(b) or 5.5(c) shall be used to the extent necessary to restore a Participant's Employer Matching Account, Discretionary Account and/or Prior Employer Contribution Account as provided in Section 5.5(c)(1), and/or shall be applied to reduce Discretionary Contributions under Section 3.3 and Employer Matching Contributions under Section 3.2.

4.6      Maximum Additions

         (a) Notwithstanding anything herein to the contrary, the sum of the Employee Pre-Tax Contributions, Employer Matching Contributions and Discretionary Contributions allocated to a Participant's Individual Account for any Limitation Year (the "Annual Additions"), when combined with any annual additions credited to the Participant for the same period under another qualified defined contribution plan maintained by the Employer or an Affiliate, shall not exceed the lesser of the following:

             (1) $30,000 or such larger amount as may be determined under Code
Section 415(c)(1)(A); or

             (2) 25% of the Participant's total Section 415 Compensation received from the Employer for such Limitation Year.

         (b) In the event a Participant is covered by more than one defined contribution plan maintained by the Employer (or an Affiliate), the maximum Annual Additions to this Plan shall be decreased as determined necessary by the Employer to insure that the limitations of Code Section 415(c) are not exceeded.

         In the event that corrective adjustments in the Annual Additions to any Individual Accounts are required due to a reasonable error in estimating a Participant's compensation or in determining the amount of Employee Pre-Tax Contributions that may be made with respect to any Participant under the annual additions limit of Section 4.6(a), the adjustment shall first be made by reducing the Employee Pre-Tax Contributions, next the Discretionary Contributions, and finally the Employer Matching Contributions.

         Any amounts withheld or taken from a Participant's Individual Account pursuant to the above shall be segregated in the Trust Fund in a separate account and applied toward the Contribution of the Employer for the next Limitation Year, except that Employee Pre-Tax Contributions shall be distributed to the Participant who made them.

         (c) A Participant's annual additions with respect to Employer Stock allocable to the Participant's Employer Matching Contribution Account and attributable to an Exempt Loan shall be determined on the basis of the lesser of contributions thereto or the value of Employer Stock released from the Suspense Account and, if no more than one third of the Employer Matching Contributions which are deductible under Section 404(a)(9) of the Code by reason of their application to make payments on an Exempt Loan are allocated to Highly Compensated Employees, a Participant's annual additions shall not include employer contributions which are deductible under Section 404(a)(9)(B) of the Code by reason of their applications to the payment of interest on an Exempt Loan or forfeitures of Employer Stock attributable to an Exempt Loan.

4.7      Multiple Plan Participation

         (a) If a Participant is a participant in a defined benefit plan maintained by the Employer, the sum of his defined benefit plan fraction (determined in subsection (c)) and his defined contribution plan fraction (determined in subsection (b)) for any Limitation Year may not exceed 1.0.

         (b) The term "defined contribution plan fraction" shall mean a fraction, the numerator of which is the sum of all of the Annual Additions to the Participant's Individual Account under this Plan as of the close of the Limitation Year and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior Limitation Year of employment with the Employer:

             (1) the product of 1.25 multiplied by the dollar limitation in effect under Section 4.6(a)(1) for such Year; or

             (2) the product of 1.4 multiplied by an amount determined under
Section 4.6(a)(2) for such Year.

         (c) The term "defined benefit plan fraction" shall mean a fraction the numerator of which is the Participant's projected annual benefit determined as of the close of the Limitation Year and the denominator of which is the lesser of:

             (1) the product of 1.25 multiplied by the dollar limitation in effect under Code Section 415(b)(1)(A) for such Limitation Year; or

             (2) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(b)(1)(B) with respect to each individual under the Plan for such Limitation Year.

         For purposes of this limitation, all defined benefit plans maintained by an Employer (or any Affiliates), whether or not terminated, are to be treated as one defined benefit plan and all defined contribution plans maintained by an Employer (or any Affiliates), whether or not terminated, are to be treated as one defined contribution plan. The extent to which the annual benefit under any defined benefit plans shall be reduced in order to achieve compliance with the limitations of Code Section 415 shall be determined in such a manner so as to maximize the aggregate benefits payable to such Participant. If such reduction is under this Plan, the Committee shall advise affected Participants of any additional limitation on their annual benefits required by this Section.

         (d) The above limitations in Section 4.6 and this Section 4.7 are intended to comply with the provisions of Code Section 415 so that the maximum benefits able to be provided by plans of the Employer shall be exactly equal to the maximum amounts allowed under Code Section 415. If there is any discrepancy between the provisions of Section 4.6 or this Section 4.7 and the provisions of Code Section 415, such discrepancy shall be resolved in such a way as to give full effect to the provisions of Code Section 415, which provisions are hereby incorporated by reference.

                                    ARTICLE V
                                  DISTRIBUTIONS

5.1      Normal Retirement

         Upon the retirement of a Participant on or after attaining his Normal Retirement Age, the value of his Individual Account (as determined under Section 5.9) shall become 100% vested and shall become payable as soon as administratively feasible following his retirement. The Committee shall thereupon direct the Trustee to distribute to the retiring Participant such amount in accordance with Section 5.6.

5.2      Disability Retirement

         (a) A Participant may retire from the employment of the Employer on the first day of any month coincident with or next following a determination by the Committee that the Participant has incurred a Total and Permanent Disability. Upon the retirement of a Participant under this Section 5.2, the value of his Individual Account (as determined under Section 5.9) shall become 100% vested and shall become payable as soon as administratively feasible following his retirement. The Committee shall thereupon direct the Trustee to distribute to the retiring Participant such amount in accordance with Section 5.6.

         (b) Notwithstanding anything herein to the contrary, a Participant who retires in accordance with this Section 5.2 shall (1) have the right to delay receipt of his disability retirement benefit until the time required by Section 5.8(b), and (2) if deferred benefit commencement is elected, have the right at any time subsequent to his disability retirement date but prior to the time required by Section 5.8(b) to request benefit commencement at some earlier date.

5.3      Death Before Retirement or Termination of Employment

         (a) Upon the death of a Participant before retirement or termination of employment, the value of such Participant's Individual Account (as determined under Section 5.9) shall become 100% vested and shall become payable as soon as administratively feasible following his death. Subject to subsection (b), the Committee shall direct the Trustee to distribute to the deceased Participant's Beneficiary such amount in accordance with Section 5.6. After the death of the Participant, the Participant's

Beneficiary shall be entitled to select the Investment Options in which the Individual Account will be invested in accordance with the same rules then applicable to Participant selection of Investment Options.

         (b) If the Beneficiary is the Participant's surviving spouse and the value of the Participant' Individual Account exceeds $3,500, then the Individual Account shall be paid by purchase of an annuity contract providing for annuity payments for the spouse's lifetime, unless the spouse shall elect in writing to receive the Individual Account in a lump sum or installments under Section 5.6(c). Subject to Section 5.8(c), payments under an annuity contract shall commence at a time designated by the spouse, but in no event earlier than a date that falls as soon as administratively feasible following the Participant's date of death.

5.4      Death After Retirement or Termination of Employment

         (a) Upon the death of a Participant who has terminated employment and who is not receiving benefit payments in accordance with a form of distribution under Section 5.6, the value of the vested portion of such Participant's Individual Account (as determined under Section 5.9) shall become payable as soon as administratively feasible following his death. (For any Participant who is receiving benefit payments in accordance with a form of distribution under
Section 5.6, the provisions of such form of distribution shall control any payments upon the death of such Participant.) Subject to subsection (b), the Committee shall direct the Trustee to distribute to the deceased Participant's Beneficiary such amount in accordance with Section 5.6. After the death of the Participant, the Participant's Beneficiary shall be entitled to select the Investment Options in which the Individual Account will be invested in accordance with the same rules then applicable to Participant selection of Investment Options.

         (b) If the Beneficiary is the Participant's surviving spouse and the value of the vested portion of the Participant's Individual Account exceeds $3,500, then the Individual Account shall be paid by purchase of an annuity contract providing for annuity payments for the spouse's lifetime, unless the spouse shall elect in writing to receive the Individual Account in a lump sum or installments under Section 5.6(c). Subject to Section 5.8(c), payments under an annuity contract shall commence at a time designated by the spouse, but in no event earlier than a date that falls as soon as administratively feasible following the Participant's date of death.

5.5      Termination of Employment

         (a) Upon termination of employment for any reason other than retirement under Section 5.1 or 5.2, or death, a Participant shall be entitled to the value of the vested portion of his Individual Account (as determined under Section 5.9) and payable at the time set forth in subsection (b). A Participant shall at all times be one hundred percent (100%) vested in his Employee Pre-Tax Account, his Employee After-Tax Account, his Rollover Account, and his Prior Employer Qualified Account. A Participant shall have a vested interest in the following percentage of his Employer Matching Account, Discretionary Account and Money Purchase Pension Plan Account, based upon his Years of Vesting Service:

--------------------------------------------------------------------------------
          Years of Vesting Service                       Vested Interest
--------------------------------------------------------------------------------
                Less than 2                                    0%
--------------------------------------------------------------------------------
                     2                                         25%
--------------------------------------------------------------------------------
                     3                                         50%
--------------------------------------------------------------------------------
                 4 or more                                    100%
--------------------------------------------------------------------------------

A Participant shall have a vested interest in the following percentage of his Prior Employer Contribution Account, based on his Years of Vesting Service:

--------------------------------------------------------------------------------
          Years of Vesting Service                        Vested Interest
--------------------------------------------------------------------------------
                     0                                           0%
--------------------------------------------------------------------------------
                     1                                          20%
--------------------------------------------------------------------------------
                     2                                          40%
--------------------------------------------------------------------------------
                     3                                          60%
--------------------------------------------------------------------------------
                 4 or more                                     100%
--------------------------------------------------------------------------------

A Participant who was formerly a participant in the CBCLS Plan but was not an active participant in the CBCLS Plan on December 31, 1991 shall have a vested interest in the following percentage of his CBCLS Employer Contribution Account, based upon his Years of Vesting Service:

--------------------------------------------------------------------------------
          Years of Vesting Service                        Vested Interest
--------------------------------------------------------------------------------
                     0                                           0%
--------------------------------------------------------------------------------
                     1                                          10%
--------------------------------------------------------------------------------
                     2                                          20%
--------------------------------------------------------------------------------
                     3                                          30%
--------------------------------------------------------------------------------
                     4                                          40%
--------------------------------------------------------------------------------
                     5                                          60%
--------------------------------------------------------------------------------
                     6                                          80%
--------------------------------------------------------------------------------
                 7 or more                                     100%
--------------------------------------------------------------------------------

Notwithstanding the above vesting schedules, a Participant shall be 100% vested in his entire Individual Account (1) if he was employed by MetPath Inc. prior to September 1, 1986, and (2) upon the attainment of age 65 while employed by an Employer or an Affiliate.

         (b) (1) As soon as administratively feasible following a Participant's termination of employment, the Committee shall direct the Trustee to distribute to such Participant the value of the vested portion of his Individual Account (as determined under Section 5.9). Notwithstanding the preceding sentence, if the amount to be distributed under this subsection (b) exceeds (or at the time of any prior distribution exceeded) $3,500, then no distribution shall be made prior to the Participant attaining his Normal Retirement Age unless he consents in writing to the making of such distribution. The consent of the Participant shall be obtained in writing within the 90-day period ending on the date distribution commences. The Participant shall be given a written notice of the right to defer any distribution until the Participant's Individual Account balance is no longer immediately distributable. Such notification shall be provided no less than seven days and no more than 90 days prior to the date distribution commences and shall inform the Participant that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution.

             (2) As soon as administratively feasible following the attainment of Normal Retirement Age on the part of a Participant who has previously terminated his employment but the distribution of whose benefit has not commenced, the Committee shall direct the Trustee to distribute to such Participant the value of his Individual Account (as determined under Section 5.9) in a lump sum payment.

         (c) If a Participant's employment terminates for any reason other than retirement or death at a time when he is not fully vested in his Employer Matching Account and Discretionary Account (and, if applicable, his Money Purchase Pension Plan Account or his Prior Employer Contribution Account), then the Committee shall follow the procedure set forth in paragraph (1) or that set forth in paragraph (2) below, as appropriate:

             (1) If the vested portion of the Participant's Employer Matching Account and Discretionary Account (and/or, if applicable, his Money Purchase Pension Plan Account or his Prior Employer Contribution Account) is distributed to him at any time before the end of the second Plan Year following the Plan Year in which his employment terminated, the remaining portion of such Accounts shall be forfeited as of the date of such termination of employment. However, if the Participant had no vested interest in his Employer Matching Account and Discretionary Account (and, if applicable, his Money Purchase Pension Plan Account or his Prior Employer Contribution Account) at the time of his termination of employment, the Committee nonetheless shall treat the Participant as if he had received a distribution on the date his employment terminated and shall forfeit the Participant's entire Employer Matching Account and Discretionary Account (and, if applicable, his entire Money Purchase Pension Plan Account or his Prior Employer Contribution Account) on the date his employment terminated. If the former Participant returns as an Employee prior to incurring a five-year Period of Severance beginning immediately after the date of his distribution (or on the date his employment terminated in the case of a former Participant who had no vested interest in his Employer Matching Account and Discretionary Account (and, if applicable, his Money Purchase Pension Plan Account or his Prior Employer Contribution Account) on the date his employment terminated), and if he repays the full amount of the distribution (if any) paid to him by reason of his termination of employment no later than the fifth anniversary of the date of his reemployment, then his Employer Matching Account and Discretionary Account (and, if applicable, his Money Purchase Pension Plan Account or his Prior Employer Contribution Account), determined as of the date of the distribution of his vested interest, shall be fully restored to him as of the end of the Plan Year in which such repayment occurred. In such case, the Participant's Employer Matching Account and Discretionary Account (and, if applicable, his Money Purchase Pension Plan Account or his Prior Employer Contribution Account) shall be restored first out of forfeitures for such Plan Year and, if such forfeitures are insufficient to restore such Accounts, the Employer shall make a special contribution to the extent necessary so that the Participant's Accounts are fully restored.

             (2) If a Participant's vested interest in his Employer Matching Account and Discretionary Account (and, if applicable, his Money Purchase Pension Plan Account or his Prior Employer Contribution Account) is not distributed to him before the end of the second Plan Year in which his employment terminated, any portion of such Accounts which is not vested shall be forfeited after he incurs a five-year Period of Severance. If a Participant receives a distribution of his Individual Account before a forfeiture is permitted and at a time when he is not fully vested in his Employer Matching Account and Discretionary Account (and, if applicable, his Money Purchase Pension Plan Account or his Prior Employer Contribution Account) and is reemployed as an Employee before incurring a five-year Period of Severance, his vested interest in each such Account upon his subsequent reemployment shall be determined by: (A) multiplying the applicable percentage from Section 5.5(a) hereof by the sum of the value of the Participant's Account and the amount of the distribution from such Account, and (B) subtracting the amount of the distribution from the amount determined under (A).

         (d) In the event a Participant who terminated his employment with an Employer is reemployed as an Employee prior to receiving a distribution of his Individual Account, he shall not be entitled to a distribution as provided in this Section 5.5 due to such termination, but shall be entitled to a distribution as determined herein upon any subsequent termination of employment for any reason.

5.6      Method of Payment

         (a) Normal Form

         In the absence of the election of an optional method of payment as provided in subsection (c) and subject to subsection (e), benefit payments hereunder shall be made in a lump sum. Furthermore, distributions to a Participant (or to his Beneficiary if the Participant dies before distribution of his benefit has commenced), the value of the vested portion of whose Individual Account does not exceed (or at the time of any prior distribution did not exceed) $3,500, automatically shall be made in a lump sum. Payment from investments held in Employer Stock may be distributed in cash or in stock, at the direction of the Participant. Payments from other investment accounts shall be made only in cash.

         (b) Election Procedures

             (1) No less than seven and no more than 90 days before distribution of a Participant's benefit commences, each Participant and his spouse (if any) shall be given a written notice to the effect that (A) if the Participant is married on the date of commencement of payments and has elected an annuity under subsection (c)(2), (c)(3) or (c)(4), benefits will be payable in the form of a "qualified joint and survivor annuity" under subsection (d) unless the Participant, with the consent of his spouse, elects to the contrary prior to the commencement of payments, and (B) if the Participant has a Money Purchase Pension Plan Account, benefits attributable to such Money Purchase Pension Plan Account will be paid in the automatic form specified in subsection
(e) unless the Participant, with the consent of his spouse (if any), elects to the contrary prior to the commencement of benefits. The notice shall describe, in a manner intended to be understood by the Participant and his spouse, the terms and conditions of the qualified joint and survivor annuity, the financial effect of the election of an optional form or absence of election, the rights of the Participant to elect an optional form or to revoke such an election, and the rights of the Participant's spouse to consent to an election of an optional form. In addition, the notice shall inform the Participant that he has 30 days to elect whether to have benefits paid in an optional form.

             (2) During the 90-day period ending on the day his distribution commences, each Participant whose Individual Account balance exceeds (or at the time of any prior distribution exceeded) $3,500 may elect to have his benefit hereunder paid under any one of the options set forth in subsection (c) in lieu of the normal form provided for in subsection (a) (or, with respect to the Money Purchase Pension Plan Account, in lieu of the automatic form provided for in subsection (e)).

             (3) A Participant or Beneficiary who desires to have his benefit hereunder paid under one of the optional methods provided in subsection (c) shall make such an election by written request to an authorized representative of the Committee on forms provided by the Committee. An election by a Participant to receive his retirement benefit under any of the optional methods of payment as provided in subsection
(c) may be revoked by such Participant in writing to an authorized representative of the Committee at any time and any number of times during the 90-day period ending on the day his benefit payments commence. After retirement benefit payments have commenced, no elections or revocations of an optional method will be permitted under any circumstances.

         (c) Available Options

             (1) Monthly, quarterly or annual installments from the Trust Fund over a period not to exceed the lesser of (A) 10 years, or (B) the life expectancy of the Participant or the joint life expectancies of the Participant and his Beneficiary, in either case determined at the time payments commence. Life expectancies shall be determined when payments commence and shall not thereafter be recalculated. If a Participant or Beneficiary elects installment payments, his Individual Account shall be fully invested in the Fidelity Asset Manager Fund (unless it is already so invested) as soon as practicable following the election of installment payments, and shall remain fully invested in such Fund throughout the payment period.

             (2) Subject to subsection (d), an annuity contract, purchased from an insurance company (or similar source) by the Committee utilizing the value of the vested portion of the Participant's Individual Account, which provides for equal monthly payments over the Participant's (or Beneficiary's) lifetime and which contains such other terms and provisions as may be approved in writing by such Participant or Beneficiary.

             (3) Subject to subsection (d), an annuity contract, purchased from an insurance company (or similar source) by the Committee utilizing the value of the vested portion of the Participant's Individual Account, which provides for equal monthly payments over the Participant's lifetime and for such monthly payments (or one-half thereof) to be continued after his death to the Participant's designated Beneficiary over the lifetime of the Beneficiary. If the designated Beneficiary is not living at the death of the Participant, no additional benefit shall be payable hereunder. Such annuity contract shall contain such other terms and promises as may be approved in writing by the electing Participant. (This optional method shall not be available to a Beneficiary.)

             (4) Subject to subsection (d), an annuity contract, purchased from an insurance company (or similar source) by the Committee utilizing the value of the vested portion of the Participant's Individual Account, which provides for equal monthly payments over the Participant's lifetime and in the event of his death before 120 monthly payments have fallen due, such payments shall be continued to the Participant's designated Beneficiary until the remainder of the 120 monthly payments have been paid. Such annuity contract shall contain such other terms and provisions as may be approved in writing by the electing Participant. (This optional method shall not be available to a Beneficiary.)

         (d) Qualified Joint and Survivor Annuity

         If a Participant is married on the date distribution of his Individual Account commences, no form of payment described in subsection (c)(2), (c)(3) or
(c)(4) may be elected unless (a) it is the joint and survivor annuity of subsection (c)(3) with one-half of the Participant's lifetime amount payable after his death to his surviving spouse (to whom he was married on the date payments to the Participant first commenced) as his Beneficiary, or (2) the Participant's spouse consents in writing to the form elected. Such consent shall acknowledge its effect and be witnessed by a Committee member (or an authorized representative) or a notary public. Spousal consent is not required if there is no spouse, the spouse cannot be located or under such other circumstances as may be prescribed by regulations. Any spousal consent shall only be applicable to the spouse granting such consent.

         (e) Money Purchase Pension Plan Accounts

         Notwithstanding any other provision of this Article V to the contrary, the value of the vested portion of a Participant's Money Purchase Pension Plan Account (as determined under Section 5.9) shall be distributed in accordance with this subsection (e). However, this subsection (e) shall not apply to a Participant, the value of the vested portion of whose Individual Account does not exceed (or at the time of any prior distribution did not exceed) $3,500.

             (1) (A) Unless a married Participant, with the consent of his spouse under subparagraph (B), has elected an optional form of payment under subsection (c), the value of the vested portion of such Participant's Money Purchase Pension Plan Account shall be paid in the form of the joint and survivor annuity of subsection (c)(3) with one-half of his lifetime amount payable after his death to his surviving spouse (to whom he was married on the date payments to the Participant first commenced) as his

Beneficiary. Such annuity shall be paid by the purchase of an insurance company contract utilizing the vested portion of the Participant's Money Purchase Pension Plan Account.

                 (B) The spouse of the Participant must consent in writing to any form of payment of the Money Purchase Pension Plan Account other than a joint and survivor annuity under subsection (c)(3) with the spouse as Beneficiary. Such consent shall acknowledge its effect and be witnessed by a Committee member (or an authorized representative) or a notary public. Spousal consent is not required if there is no spouse, the spouse cannot be located or under such other circumstances as may be prescribed by regulations. Any spousal consent shall only be applicable to the spouse granting such consent.

             (2) Unless an unmarried Participant has elected a different optional form of payment under subsection (c), the value of the vested portion of such Participant's Money Purchase Pension Plan Account shall be paid in the form of the single life annuity of subsection (c)(2). Such annuity shall be paid by the purchase of an insurance company contract utilizing the vested portion of the Participant's Money Purchase Pension Plan Account.

5.7      Benefits to Minors and Incompetents

         (a) In case any person entitled to receive payment under the Plan shall be a minor, the Committee, in its discretion, may distribute such payment in any one or more of the following ways:

             (1) By payment thereof directly to such minor;

             (2) By application thereof for the benefit of such minor;

             (3) By payment thereof to either parent of such minor or to any person who shall be legally qualified and shall be acting as guardian of the person or the property of such minor, provided the parent or adult person to whom any amount shall be paid shall have advised the Committee in writing that he will hold or use such amount for the benefit of such minor.

         (b) In the event a person entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor shall have been made by a duly qualified legal representative of such person), such payment in the discretion of the Committee may be made to the spouse, son, daughter, parent, brother or sister of the recipient or to any other person who is responsible for the welfare of such recipient.

         (c) Any payments made under subsections (a) or (b) shall, to the extent of the payments, fully discharge the obligations of the Committee and the Plan to any other person making a claim hereunder with respect to such payments.

5.8      Payment of Benefits

         (a) Except as provided in subsection (b), in the event a Participant's Individual Account shall be due and payable under this Article V and the Participant has not elected otherwise in accordance with the Plan, any payment of benefits to the Participant shall begin not later than 60 days after the close of the Plan Year in which occurs the latest of:

             (1) the date on which the Participant attains age 65;

             (2) the 10th anniversary of the date in which the Participant commenced participation in the Plan; and

             (3) termination of employment of the Participant with the Employer.

         (b) Notwithstanding subsection (a) above, distribution of a Participant's benefit shall be made no later than April 1 of the calendar year following the calendar year during which such Participant attains age 70 1/2, regardless of whether or not he has terminated employment with the Employer. Such distribution shall be made over a period not extending beyond the life or life expectancy of the Participant or the joint lives or life expectancies of the Participant and a designated Beneficiary. Life expectancies shall be determined at the time payments commence and shall not thereafter be recalculated.

         (c) If a Participant dies before distribution of his benefit has commenced, the Participant's entire benefit shall be distributed within five years after his death. The preceding sentence shall not apply to any portion of the Participant's benefit if the following requirements in paragraphs (1) and, if applicable, (2) are met with respect to such portion:

             (1) (A) if the portion of the Participant's benefit is payable to or for the benefit of a designated Beneficiary;

                 (B) such portion will be distributed over a period not extending beyond the life expectancy of such Beneficiary at the time payments commence; and

                 (C) such distributions begin not later than December 31 of the calendar year following the calendar year of the Participant's death.

             (2) If the designated Beneficiary referred to in paragraph (1)(A) above is the surviving spouse of the Participant, then the date on which the distributions are required to begin under paragraph (1)(C) shall not be earlier than December 31 of the calendar year in which the Participant would have attained age 70-.

             If the surviving spouse dies before the distributions to such spouse begin, this Section 5.8(c) (with the exception of paragraph (2)) shall be applied as if the surviving spouse were the Participant.

             This Section 5.8(c) shall not apply if the distribution of the Participant's benefit has commenced prior to his death and the remaining portion of the Participant's benefit will be distributed at least as rapidly as under the method of distribution being used at the date of the Participant's death.

             For purposes of this Section 5.8(c), under regulations to be prescribed by the Secretary of the Treasury, any amount paid to a child shall be treated as if it had been paid to the surviving spouse upon such child reaching the age of majority (or other designated event prescribed under such regulations).

         (d) Distributions under this Article V shall be made in accordance with regulations issued by the Secretary of the Treasury under Code Section 401(a)(9), including Treasury Regulation ss.1.401(a)(9)-2, which regulations shall override any distribution options in this Plan inconsistent with Section 401(a)(9).

5.9      Valuation of Accounts

         All distributions hereunder shall be based upon the value of the Participant's Individual Account as determined under this Section 5.9.

         (a) The value of a Participant's Individual Account upon a distribution hereunder shall be the sum of paragraphs (1)-(10) below, where:

             (1) is the sum of (A) the number of shares of the Blended Interest Fund allocated to the Participant's Individual Account as of the last day of the calendar month coincident with or next preceding the Valuation Date, and (B) interest, if any, credited from the first day of the calendar month in which falls the Valuation Date to the Valuation Date;

             (2) is the product of (A) the closing Net Asset Value of the Fidelity Asset Manager Fund: Income on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant's Individual Account as of such Valuation Date;

             (3) is the product of (A) the closing Net Asset Value of the Fidelity Asset Manager Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant's Individual Account as of such Valuation Date;

             (4) is the product of (A) the closing Net Asset Value of the Fidelity Asset Manager Fund: Growth on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant's Individual Account as of such Valuation Date;

             (5) is the product of (A) the closing Net Asset Value of the Fidelity Balanced Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant's Individual Account as of such Valuation Date;

             (6) is the product of (A) the closing Net Asset Value of the Fidelity Contrafund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant's Individual Account as of such Valuation Date;

             (7) is the product of (A) the closing Net Asset Value of the Fidelity Equity-Income Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant's Individual Account as of such Valuation Date;

             (8) is the product of (A) the closing Net Asset Value of the Fidelity International Growth & Income Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant's Individual Account as of such Valuation Date;

             (9) is the product of (A) the closing Net Asset Value of the Fidelity Magellan Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant's Individual Account as of such Valuation Date; and

             (10) is the product of (A) the per unit value of the Employer Stock Fund, the Corning Stock Fund and the CPS Stock Fund on the Valuation Date, and
(B) the number of units of such fund allocated to the Participant's Individual Account as of such Valuation Date.

         (b) If a Discretionary Contribution is made on behalf of a Participant after the date on which his Individual Account is valued under subsection (a), the Participant shall receive an additional distribution equal to the amount of the Discretionary Contribution and any earnings or losses thereon. Such additional distribution shall be valued in the same manner as the Participant's Individual Account was valued under subsection (a), except that the Valuation Date shall be a date that falls as soon as administratively feasible after the Discretionary Contribution is made.

5.10     Direct Rollovers

         (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         (b) (1) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

             (2) An "eligible retirement plan" is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified defined contribution plan described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

             (3) A "distributee" includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

             (4) A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

5.11     Payment to Alternate Payee Under QDRO

         Notwithstanding any other provision of this Plan, once the Committee determines that a domestic relations order is a qualified domestic relations order ("QDRO") within the meaning of Section 206(d)(3) of ERISA, unless the QDRO specifically provides otherwise, the Committee shall direct the Trustee to distribute, as soon as administratively feasible following the date on which the Committee determines that the domestic relations order is a QDRO, to the alternate payee named in the QDRO the benefit provided therein in a lump sum.

                                   ARTICLE VI
                              LOANS AND WITHDRAWALS

6.1      Loans to Participants

         The Committee, upon the request of a Participant, may at its discretion make loans from the Trust Fund to Participants who are "parties in interest" as defined in ERISA Section 3(14). The following additional rules shall apply:

         (a) A Participant may only have one loan outstanding at any time. The minimum new loan amount shall be $1,000. If a Participant's Individual Account balance is insufficient to support the minimum loan amount loan because of the maximum loan restrictions set forth below, no loan shall be made. The maximum amount of any loan, when added to the outstanding balance of any existing loan from this Plan, shall be the lesser of (1) and (2):

             (1) $50,000 reduced by the excess of the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date the loan is made over the outstanding balance of loans from the Plan on the date the loan is made.

             (2) One-half of the value of the vested portion of the Participant's Individual Account on the date the loan is made.

         (b) All loans shall be repayable over a period of not more than five years, except that a loan used by the Participant to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant shall be repayable over a period of not more than 10 years.

         (c) Each loan shall be secured by one-half of the value of the vested portion of the Participant's Individual Account balance; shall bear interest at a rate of one percent (1%) above the Prime Rate in effect on the last day of the calendar quarter coincident with or next preceding the calendar quarter in which the loan is applied for; shall be repaid by payroll deduction each pay period in accordance with a reasonable repayment schedule requiring substantially level payments of principal and interest; and shall be evidenced by a written promissory note setting forth the terms of the loan. A Participant may prepay the entire outstanding loan balance without penalty. To the extent a

Participant's pay from the Employer is insufficient to make the payments due under a loan, but such Participant is not covered by the provisions of subsection (d), such Participant shall make his loan payments out of his own personal funds.

         (d) In the event of the death or termination of employment of a Participant, the unpaid balance of any outstanding loan to such Participant, together with accrued interest, shall be deducted from the amount otherwise due him or his Beneficiary, notwithstanding the provisions of Section 12.5.

         (e) The Committee shall apply the provisions of this Section in a uniform and nondiscriminatory manner which is not inconsistent with Department of Labor regulations at 29 C.F.R. ss.2550.408b-1.

         (f) Each loan shall be considered a separate investment option of the Individual Account of the Participant. Notwithstanding Section 4.1(c), when a loan is made, the amount of the loan shall be withdrawn from sub-accounts within the Participant Individual Account among the separate Investment Options in which each sub-account is invested and transferred to a segregated loan account maintained in his name. The loan amount shall be withdrawn from the sub-accounts within the Individual Account in the following order: (1) the vested portion of the Discretionary Account; (2) the vested portion of the Employer Matching Account; (3) Rollover Account; (4) the vested portion of the Money Purchase Pension Plan Account; (5) the vested portion of the Prior Employer Contribution Account; (6) Prior Employer Qualified Account; (7) Employee Pre-Tax Account; and
(8) Employee After-Tax Account. Within each sub-account, the loan amount shall be withdrawn from the separate Investment Options in the following order: (1) Blended Interest Fund; (2) Fidelity Balanced Fund; (3) Fidelity Equity-Income Fund; (4) Fidelity Asset Manager Fund: Income; (5) Fidelity Asset Manager Fund;
(6) Fidelity Asset Manager Fund: Growth; (7) Fidelity Contrafund; (8) Fidelity Magellan Fund; (9) Fidelity International Growth & Income Fund; (10) CPS Stock Fund; (11) Corning Stock Fund and (12) Employer Stock Fund. Payments of principal and interest against a loan shall thereafter be allocated ratably among the sub-accounts from which the loan was withdrawn and invested in accordance with a Participant's outstanding Investment Option specification, including the Employer Matching Account allocable to Employer Stock under
Section 3.2.

         (g) There may be an administrative charge imposed on each new loan in an amount determined by the Committee.

         (h) In the event a Participant defaults on a loan from this Plan, the Plan shall foreclose on so much of the Participant's Individual Account as is given as collateral for the loan when such amounts are otherwise available for distribution under the terms of the Plan.

6.2      Hardship Withdrawals

         (a) Upon request of the Participant, and with the approval of the Committee, a Participant shall be allowed to withdraw all or part of the value of his Individual Account which is available under subsection (e) while still employed by the Employer. Withdrawn amounts may not be repaid to the Trust Fund. Withdrawals shall be charged first against the Participant's Employee After-Tax Account, then against his Rollover Account, then against his Employee Pre-Tax Account, then against the vested portion of his Employer Matching Account, then against the vested portion of his Discretionary Account, then against the vested portion of his Prior Employer Contribution Account, and finally against his Prior Employer Qualified Account. Within such Accounts, withdrawals shall be charged against the separate Investment Options in the following order: (1) Blended Interest Fund; (2) Fidelity Balanced Fund; (3) Fidelity Equity-Income Fund; (4) Fidelity Asset Manager Fund: Income; (5) Fidelity Asset Manager Fund;
(6) Fidelity Asset Manager Fund: Growth; (7) Fidelity Contrafund; (8) Fidelity Magellan Fund; (9) Fidelity International Growth & Income Fund; (10) CPS Stock Fund; (11) Corning Stock Fund and (12) Employer Stock Fund.

         (b) A Participant may only make a withdrawal under this Section 6.2 if the withdrawal is made on account of an immediate and heavy financial need of the Participant, as determined under subsection (c)(1), and is necessary to satisfy the financial need, as determined under subsection (c)(2). The determination of the existence of financial hardship and the amount necessary to be withdrawn to satisfy the immediate financial need created by the hardship shall be made by the Committee in a uniform and nondiscriminatory manner, in accordance with the standards and restrictions set forth in subsection (c) below. A Participant requesting a withdrawal hereunder may be required to submit whatever documentation the Committee, in its sole discretion, deems necessary to establish the existence of financial hardship and the amount necessary to be withdrawn to satisfy the financial need created by the hardship.

         (c) (1) Immediate and heavy financial need. A withdrawal will be considered to be made on account of an immediate and heavy financial need of the Participant for purposes of subsection (b) only if it is on account of:

                 (A) Expenses for medical care described in Code Section 213(d) previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code Section 152) or necessary for such persons to obtain medical care described in Code Section 213(d);

                 (B) Purchase (excluding mortgage payments) of a principal residence for the Participant;

                 (C) Payment of tuition for the next 12 months of post-secondary education for the Participant, his spouse, children, or dependents;

                 (D) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                 (E) For any other reason which the Commissioner of Internal Revenue deems to constitute such an immediate and heavy financial need in accordance with Treasury Regulation ss.1.401(k)-1(d)(2)(iv)(C).

             (2) Amount necessary to satisfy the need. A withdrawal will be considered to be in an amount necessary to satisfy a Participant's need under paragraph (1) for purposes of subsection (b) only if:

                 (A) It does not exceed the amount of the need under paragraph
(1);

                 (B) If the Participant's withdrawal is charged against any portion of his Employee Pre-Tax Account, the Participant has obtained all non-hardship distributions and non-taxable loans he is eligible for and is able to provide collateral for under any plan the Employer may sponsor (including this Plan);

                 (C) If the Participant's withdrawal is charged against any portion of his Employee Pre-Tax Account, the Participant may not make any Employee Pre-Tax Contributions under Section 3.1 for a period of 12 months after his withdrawal, nor may he make any other elective contributions to any Employer plan as described in Treasury

Regulation ss.1.401(k)-1(d)(2)(iv)(B)(4) (but shall still be otherwise considered an Eligible Employee during such suspension); and

                 (D) If the Participant's withdrawal is charged against any portion of his Employee Pre-Tax Account, the Participant's maximum annual Employee Pre-Tax Contributions under Section 3.1(c) for the calendar year following the calendar year in which he receives his withdrawal are reduced by the amount of Employee Pre-Tax Contributions he made in the calendar year in which he receives his withdrawal.

                 Notwithstanding subparagraphs (A) through (D), a Participant's withdrawal may be considered to be in an amount necessary to satisfy a need under paragraph (1) if it satisfies a method prescribed by the Commissioner of Internal Revenue under Treasury Regulation ss.1.401(k)-1(d)(2)(iv)(C).

         (d) In addition to the amount necessary to meet the immediate financial need created by the hardship, the Participant may, at his election, also withdraw any amount necessary to cover withholding for federal income tax purposes.

         (e) A Participant's hardship withdrawal under this Section 6.2 shall be limited to the aggregate of all his Employee Pre-Tax Contributions made prior to the withdrawal (excluding earnings thereon allocated to his Employee Pre-Tax Account as of a date after December 31, 1988), reduced by the amount of any prior withdrawal of such Contributions, plus the value of his Rollover Account, the value of his Employee After-Tax Account, the value of the vested portion of his Employer Matching Account, the value of the vested portion of his Discretionary Account, the value of the vested portion of his Prior Employer Contribution Account, and finally the value of his Prior Employer Qualified Account.

6.3      Non-Hardship Withdrawals

         Upon request of the Participant, but no more than once in any 12-month period, and with the approval of the Committee, a Participant shall be allowed to withdraw all or part of the value of his Employee After-Tax Account for any reason other than those set forth in subparagraphs (A)-(E) of Section 6.2(c)(1). Within such Account, withdrawals shall be charged against the separate Investment Options in the order set forth in Section 6.4(a). Withdrawn amounts may not be repaid to the Trust Fund.

6.4      Other Withdrawals

         (a) In addition to the withdrawals available under Sections 6.2 and 6.3, a Participant who was formerly a participant in the Maryland Medical Laboratory Plan shall be allowed to withdraw all or part of the value of his Employee Pre-Tax Account upon the age of 59 1/2 and shall be allowed to withdraw all or part of the value of the vested portion of his Individual Account (pursuant to the hierarchy set forth in Section 6.2(a)) upon the attainment of age 65.

         (b) In addition to the withdrawals available under Sections 6.2 and 6.3, a Participant who was formerly a participant in the Podiatric Pathology Laboratories Plan shall be allowed to withdraw all or part of the value of his Individual Account (pursuant to the hierarchy set forth in Section 6.2(a)) upon the attainment of age 59 1/2.

         (c) In addition to the withdrawals available under Sections 6.2 and 6.3, a Participant who was formerly a participant in the Nichols Institute Plan shall be allowed to withdraw all or part of the value of his Employee Pre-Tax Account and his Rollover Account upon the attainment of age 59 1/2. Such withdrawals shall be limited to one in each Plan Year.

         (d) In no event may a Participant with a Money Purchase Pension Plan Account be allowed to make a withdrawal from such Money Purchase Pension Plan Account.

                                   ARTICLE VII
                                 TRUST FUND/ESOP

7.1      Contributions

         Contributions by the Employer and Participants as provided for in
Article III shall be paid over to the Trustee. All Contributions by the Employer shall be irrevocable, except as otherwise provided in this Plan and may be used only for the exclusive benefit of the Participants and their Beneficiaries. The Employers' Contribution will be made either in cash or in Employer Stock, or partially in each. Any Employer Stock comprising a portion of the Employer Matching Contribution shall be valued at the fair-market value thereof at the date or dates on which any contribution in that form is made. The fair-market value shall be deemed to be the closing price of the stock as listed on a national securities exchange on the business day prior to the date of which any contribution is made.

7.2      Trustee

         The Corporation will maintain an agreement with the Trustee whereunder the Trustee will receive, invest and administer as a trust fund Contributions made under this Plan in accordance with the Trust Agreement.

         Such Trust Agreement is incorporated by reference as a part of the Plan, and the rights of all persons entitled to benefits hereunder are subject to the terms of the Trust Agreement. The Trust Agreement specifically provides, among other things, for the investment and reinvestment of the Fund and the income thereof, the management of the Fund, the responsibilities and obligations of the Trustee, removal of the Trustee and appointment of a successor, accounting by the Trustee and the disbursement of the Fund.

         Subject to a Participant's Investment Option specification, the Trustee shall, in accordance with the terms of such Trust Agreement, accept and receive all sums of money paid to it from time to time by the Employer, and shall hold, invest, reinvest, manage and administer such moneys and the increment, increase, earnings and income thereof as a trust fund for the exclusive benefit of the Participants and their Beneficiaries and for the payment of reasonable expenses of administering the Plan.

7.3      Employer Stock

         The Employer Stock Fund shall be invested in the common stock of the Employer, provided such stock qualifies as qualifying employer securities within the meaning of ERISA Section 407(d)(5). The level of Plan assets invested in such fund shall be determined by Participant Investment Option specifications, and may consist of up to 100% of all Plan assets.

         (a) Employer Stock Fund. Employer Stock received by the Plan as a dividend with respect to Corning Stock in connection with the spinoff of the Employer shall remain invested as Employer Stock. Following the Distribution Date, consistent with the stated purposes of the Plan, and subject to the provisions of Section 7.4, the Trustee shall invest that portion of the assets of the Plan consisting of the Employer Stock Matching Contribution in Employer Stock to the end that, in the largest measure possible, Participants may share in the earnings of the Employer and acquire a proprietary interest in the Employer; provided, however, that all Employer Stock Matching Contributions shall be used to make payments on Exempt Loans to the extent provided in Sections A-7. The Trustee will also invest any other assets attributable to Participants' Individual Accounts in Employer Stock in accordance with Participants' elections under subsection 2.4 and will invest amounts invested in Corning Stock and CPS Stock in Employer Stock in accordance with Section 7.4. Any Employer Stock acquired and held in accordance with this Section will be known and referred to as the "Employer Stock Fund".

         (b) ESOP Stock. The portion of the Employer Stock Matching Account (including amounts attributable to ESOP Loans) invested in Employer Stock shall be held and invested in the "ESOP Stock Fund", which may be a subaccount of this Employer Stock Fund.

7.4      Corning Stock Fund and CPS Stock Fund

         Corning Stock and CPS Stock received by the Plan as a result of the spinoff of the Company shall be invested in the "Corning Stock Fund" and the "CPS Stock Fund", respectively. Subject to the following proviso, Corning Stock held in the Corning Stock

Fund and CPS Stock held in the CPS Stock Fund and allocated to a Participant's Individual Account shall be invested in Investment Options as directed by the Participant in accordance with Section 2.4. No new contributions shall be made to the Corning Stock Fund or the CPS Stock Fund, except for dividends received on such stock.

7.5      Dividends on ESOP Stock Attributable to Exempt Loan

         It is anticipated that all dividends payable with respect to shares of ESOP Stock held in the Suspense Account shall be used for the purpose of repaying one or more Exempt Loans and will not be allocated to Participants' Employer Matching Accounts invested in Employer Stock and that all dividends payable with respect to all other Employer Stock held in the Trust Fund shall be added to the Participants' Employer Stock Fund, subject to Section A-6. Nevertheless, the Committee may, in its sole discretion, determine for any Plan Year that dividends payable with respect to shares of ESOP Stock shall, if payable in cash (i) paid currently to Participants or (ii) used for the purpose of repaying one or more Exempt Loans if such use of said dividends so applied meets the requirements of Code Section 404(k). Such discretion herein granted may be exercised by the Committee independently, and in whole or in part, with respect to the stock held from time to time in one or more of Employer Stock Funds established under the Trust. Discretion so exercised for any Plan Year, or for any portion thereof, may be changed by the Committee at any subsequent time. Cash dividends which are to be paid to the Participants may be paid directly by the Company or may be paid by the Trustee within ninety (90) days after the end of the Plan Year or receipt by the Trustee.

7.6      Voting and Tender Offer Rights on Employer Stock

         Each Participant shall have the right to vote all shares of Employer Stock held in the Participant's accounts. Each Participant shall also have the right to direct the Trustee whether to tender such shares of Stock in the event an offer is made by any person other than the Employer to purchase such shares. The Committee shall make any such arrangements with the Trustee as may be appropriate to pass such voting or tender offer rights through to a Participant. In the event a Participant fails to vote his shares or fails to indicate his preference with respect to a tender offer, the Trustee shall vote the Participant's shares or tender his shares in the same proportions as those Plan Participants who did respond cast their votes or tendered their shares. The Trustee shall also vote and exercise any tender offer rights with respect to unallocated ESOP Stock held in a suspense account in the same proportions as those Plan Participants who responded cast their votes or tendered their shares.

                                  ARTICLE VIII
                                   FIDUCIARIES

8.1      General

         Each Fiduciary who is allocated specific duties or responsibilities under the Plan or any Fiduciary who assumes such a position with the Plan shall discharge his duties solely in the interest of the Participants and Beneficiaries and for the exclusive purpose of providing such benefits as stipulated herein to such Participants and Beneficiaries, or of defraying reasonable expenses of administering the Plan. Each Fiduciary in carrying out such duties and responsibilities shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in exercising such authority or duties.

         A Fiduciary may serve in more than one Fiduciary capacity and may employ one or more persons to render advice with regard to his Fiduciary responsibilities. If the Fiduciary is serving as such without compensation, all expenses reasonably incurred by such Fiduciary shall be reimbursed by the Employer or, at the Corporation's direction, from the assets of the Trust.

         A Fiduciary may allocate any of his responsibilities for the operation and administration of the Plan. In limitation of this right, a Fiduciary may not allocate any responsibilities as contained herein relating to the management or control of the Fund except (1) through the employment of an investment manager as provided in Section 8.3 and in the Trust Agreement relating to the Fund, or
(2) to the extent Participants specify their own Investment Options.

8.2      Corporation

         The Corporation established and maintains the Plan for the benefit of its Employees and those of participating Employers and of necessity retains control of the operation and administration of the Plan. The Corporation is the Plan administrator within the meaning of ERISA Section 3(16)(A). The Corporation in accordance with specific provisions of the Plan has, as herein indicated, delegated certain of these rights and obligations to the Employer, the Trustee and the Committee and these parties shall be solely responsible for these, and only these, delegated rights and obligations.

8.3      Employer

         The Employer shall indemnify each member of the Board of Directors, the Committee, and any of its employees to whom any fiduciary responsibility with respect to the Plan is allocated or delegated, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of their fiduciary duties, responsibilities and obligations under the Plan and under ERISA, except for liabilities and claims arising from such fiduciary's willful misconduct or gross negligence. For such purpose, the Employer may obtain, pay for and keep current a policy or policies of insurance. Where such policy or policies of insurance are purchased, there shall be no right to indemnification under this Section 8.3, except to the extent of any deductible amount under the policy or policies or with regard to covered claims in excess of the insured amount. No Plan assets may be used for any indemnification.

         The Employer shall supply such full and timely information for all matters relating to the Plan as (a) the Committee, (b) the Trustee, and (c) the accountant engaged on behalf of the Plan by the Corporation may require for the effective discharge of their respective duties.

8.4      Trustee

         The Trustee, in accordance with the Trust Agreement, shall have authority to manage the Fund, except that (1) the Committee may in its discretion employ at any time and from time to time an investment manager (as defined in section 3(38) of ERISA) to direct the Trustee with respect to all or a designated portion of the assets comprising the Fund, and (2) Participants may specify their own Investment Options.

         Each Participant in the Plan shall be a "named fiduciary" within the meaning of section 402 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to the extent that Employer Stock or shares of Corning or CPS, whether or not allocated to his accounts, are voted or tendered according to the Participant's directions.

8.5      Committee

         The Board shall appoint a Benefits Administration Committee of not less than three persons to hold office during the pleasure of the Corporation. No compensation shall be paid members of the Committee from the Fund for service on such Committee.

         The Committee shall choose from among its members a chairman and a secretary. Any action of the Committee shall be determined by the vote of a majority of its members. Either the chairman or the secretary may execute any certificate or other written direction on behalf of the Committee.

         The Committee shall hold meetings upon such notice, at such place or places and at such time or times as the Committee may from time to time determine. Meetings may be called by the chairman or any two members. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. The Committee may also act by written consent in lieu of a meeting.

         A Committee member may resign at any time by giving written notice of his resignation to the Corporation at least thirty days in advance, unless the Corporation shall accept shorter notice. The Corporation shall appoint replacement Committee members. Any Committee member who was employed by the Employer when appointed to the Committee shall automatically be deemed to have resigned from the Committee effective as of the date he ceases to be employed by the Employer, unless the Corporation shall affirmatively act to keep said member on the Committee.

         Nothing herein shall prevent a Committee member from being a Participant, or from acting on Plan matters which affect himself by virtue of affecting all Participants generally. However, a Committee member shall not act on any matter which affects himself specially. If application of the preceding sentence results in there not being a quorum to act on any matter, the Corporation shall appoint the necessary number of temporary Committee members to take the action.

         In accordance with the provisions hereof, the Committee has been delegated certain administrative functions relating to the Plan with all powers necessary to enable it properly to carry out such duties.

         The Committee shall have discretionary authority to construe the Plan, and to determine, consistent with the terms of the Plan, all questions that may arise thereunder relating to (a) the eligibility of individuals to participate in the Plan, (b) the amount of benefits to which any Participant or Beneficiary may become entitled hereunder, and (c) any situation not specifically covered by the provisions of the Plan. The determination of the Committee shall be final and binding on all interested parties. All disbursements by the Trustee, except for the ordinary expenses of administration of the Fund or the reimbursement of reasonable expenses at the direction of the Corporation as provided herein, shall be made upon, and in accordance with, the written directions of the Committee. When the Committee is required in the performance of its duties hereunder to administer or construe, or to reach a determination under any of the provisions of the Plan, it shall do so on a uniform, equitable and nondiscriminatory basis.

8.6      Claims for Benefits

         All claims for benefits under the Plan shall be submitted to the Committee which shall have the responsibility for determining the eligibility of any Participant or Beneficiary for benefits. All claims for benefits shall be made in writing and shall set forth the facts which such Participant or Beneficiary believes to be sufficient to entitle him to the benefit claimed. The Committee may adopt forms for the submission of claims for benefits in which case all claims for benefits shall be filed on such forms. The Committee shall provide Participants and Beneficiaries with all such forms.

         Upon receipt by the Committee of a claim for benefits, it shall determine all facts which are necessary to establish the right of an applicant to benefits under the provisions of the Plan and the amount thereof as herein provided. The applicant shall be notified in writing by the Committee of its decision with respect to such applicant's claim within 90 days after the receipt of written request for benefits.

         If any claim for benefits is denied, the notice shall be written in a manner calculated to be understood by the applicant and shall include:

         (a) The specific reason or reasons for the denial;

         (b) Specific references to the pertinent Plan provisions on which the denial is based;

         (c) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation why such material or information is necessary; and

         (d) An explanation of the Plan's claim review procedures. If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the claimant by the Committee before the end of the initial 90-day period. In no event shall such extension exceed 180 days after the receipt of the initial claim for benefits.

8.7      Denial of Benefits - Review Procedure

         In the event a claim for benefits is denied or if the applicant has had no response to such claim within 90 days of its submission (in which case the claim for benefits shall be deemed to have been denied), the applicant or his duly authorized representative, at the applicant's sole expense, may appeal the denial by filing a written request for review with the Committee within 60 days of the receipt of written notice of denial or 60 days from the date such claim is deemed to be denied. In pursuing such appeal the applicant or his duly authorized representative may review pertinent Plan documents, and may submit issues and comments in writing.

         The decision on review shall be made by the Committee within 60 days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original 60 day period. The decision on review shall be in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provisions of the Plan on which such denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review. The decision of the Committee upon review will be final and binding on all parties.

8.8      Records

         All acts and determinations of the Committee shall be duly recorded by the secretary thereof and all such records, together with such other documents as may be necessary in exercising its duties under the Plan shall be preserved in the custody of such secretary. Such records and documents shall at all times be open for inspection and for the purpose of making copies by any person designated by the Corporation. The Committee shall provide such timely information, resulting from the application of its responsibilities under the Plan, as needed by the Trustee and the accountant engaged on behalf of the Plan by the Corporation, for the effective discharge of their respective duties.

8.9      Missing Persons

         The Committee shall make a reasonable effort to locate all persons entitled to benefits under the Plan. If such a person cannot be located, the amount to which such a person otherwise would be entitled shall be retained by the Trustee and treated in all respects as assets of the Trust, pending disposition of such amount in accordance with regulations promulgated by the Secretary of Labor or the Secretary of the Treasury. The Trustee may deposit any such amounts into an "escheat fund" maintained by such Trustee but not within the Trust.

                                   ARTICLE IX
                      AMENDMENT AND TERMINATION OF THE PLAN

9.1      Amendment of the Plan

         The Corporation shall have the right at any time by action of the Board to amend the Plan in whole or in part, including retroactively to the extent necessary. The duties, powers and liability of the Trustee hereunder shall not be increased without its written consent. The amount of benefits which at the later of the adoption or effective date of such amendment shall have accrued for any Participant or Beneficiary hereunder shall not be adversely affected thereby. No such amendment shall have the effect of revesting in the Employer any part of the principal or income of the Fund. No amendment may eliminate or reduce any early retirement benefit or subsidy that continues after retirement or optional form of benefit. Unless expressly provided for in an amendment, it shall not affect the rights and obligations of any Participant who terminated employment prior to the effective date of the amendment.

9.2      Termination of the Plan

         The Corporation expects to continue the Plan indefinitely, but continuance is not assumed as a contractual obligation and each Employer reserves the right at any time by action of its board of directors to terminate the Plan as applicable to itself. If an Employer terminates or partially terminates the Plan or permanently discontinues its Contributions at any time, each Participant affected thereby shall be then fully vested in his Individual Account.

         In the event of termination of the Plan by an Employer, the Committee shall value the Fund as of the date of termination. That portion of the Fund applicable to any Employer for which the Plan has not been terminated shall be unaffected. The Individual Accounts of the Participants and Beneficiaries affected by the termination, as determined by the Committee, shall continue to be administered as a part of the Fund or distributed to such Participants or Beneficiaries pursuant to Section 5.6 as the Committee, in its sole discretion, shall determine. Any distributions upon plan termination of amounts attributable to Employee Pre-Tax Contributions and amounts held in a Participant's Prior

Employer Qualified Account shall only be made to the extent permissible by Code
Section 401(k)(10).

                                    ARTICLE X
                PROVISIONS RELATIVE TO EMPLOYERS INCLUDED IN PLAN

10.1     Method of Participation

         Any organization which is affiliated with the Corporation may with the consent of the Board adopt the Plan. In order to adopt the Plan, appropriate action is required by the board of directors (or other governing body) of the adopting organization and by the Board. Any organization which becomes a party to the Plan shall thereafter promptly deliver to the Trustee provided for in
Article VII hereof a certified copy of the resolutions or other documents evidencing its adoption of the Plan or a similar plan and also a written instrument showing the Board's approval of such organization's becoming a party to the Plan.

10.2     Withdrawal

         Any one or more of the Employers included in the Plan may withdraw from the Plan at any time by giving six months advance notice in writing to the Board and the Committee (unless a shorter notice shall be agreed to by the Board) of its or their intention to withdraw. Upon receipt of notice of any such withdrawal, the Committee shall certify to the Trustee the equitable share of such withdrawing Employer in the Fund (to be determined by the Committee).

         The Trustee shall thereupon set aside from the Fund then held by it such securities and other property as it shall, in its sole discretion, deem to be equal in value to such equitable share. If the Plan is to be terminated with respect to such Employer, the amount set aside shall be dealt with in accordance with the provisions of Section 9.2. If the Plan is not to be terminated with respect to such Employer, the Trustee shall pay such amount to such trustee as may be designated by such withdrawing Employer, and such securities and other property shall thereafter be held and invested as a separate trust of the Employer which has so withdrawn, and shall be used and applied according to the terms of a new agreement and declaration of trust between the Employer so withdrawing and the trustee so designated.

         Neither the segregation of the Fund assets upon the withdrawal of an Employer, nor the execution of any new agreement and declaration of trust pursuant to any of the provisions of this Section 10.2, shall operate to permit any part of the corpus or income of the Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries or to defray reasonable costs of administering the Plan and Trust.

10.3     Adoption of ESOP by Participating Employer

Any Employer joining the Plan which is not 100 percent owned by the Employer must expressly provide in said joiner agreement whether the leveraging provisions of the ESOP are being adopted by such participating Employer. If the leveraged ESOP is not so adopted, said participating Employer shall participate in the ESOP provisions of this Plan as may be modified in said joiner agreement, but all specific provisions applicable to Exempt Loans and the suspense account established pursuant to the loan shall not apply. If the ESOP provisions of the Plan are adopted by such a non-100 percent owned participating Employer, any Exempt Loan applicable to said participating Employer and its Participants shall be solely the obligation of said participating Employer, and not the Employer or any other participating Employer under the Plan, and separate accounting shall be maintained on behalf of said participating Employer and its Participants with only Participants employed by said participating Employer entitled to allocations from the fund maintained for said participating Employer's Exempt Loan. The foregoing provisions governing separate Exempt Loans and separate groups of Employees of non-100 percent owned participating Employers shall similarly apply to an Exempt Loan of the Employer and its 100 percent owned Participating Employers which join the Plan, and their respective Participants, but for this purpose a 100 percent owned participating employer may, if so provided in its joinder agreement, join in the Employer's Exempt Loan and in such case all participating Employer contributions by the Employer and said Participating Employers and all accounting for shares released from the suspense account shall be combined for Participants employed by the Employer and each such participating Employer.

                                   ARTICLE XI
                              TOP-HEAVY PROVISIONS

11.1     Determination of Top-Heavy

         (a) (1) The Plan will be considered a Top-Heavy Plan for any Plan Year if as of the Determination Date (A) the value of the Individual Accounts of Participants who are Key Employees as of such Determination Date exceeds 60% of the value of the Individual Accounts of all Participants determined as of such Determination Date, excluding former Key Employees (the "60% Test") or (B) the Plan is part of a Required Aggregation Group which is Top-Heavy. Notwithstanding the results of the 60% Test, the Plan shall not be considered a Top-Heavy Plan for any Plan Year in which the Plan is a part of a Required or Permissive Aggregation Group which is not Top-Heavy.

             (2) For purposes of the 60% Test,

                 (A) all distributions made from Individual Accounts within the five-year period ending on the Determination Date shall be taken into account;

                 (B) if any Participant is a non-Key Employee with respect to the Plan for any Plan Year, but such Participant was a Key Employee with respect to the Plan for any prior Plan Year, the Individual Account of such Participant shall not be considered; and

                 (C) If a Participant has not performed any service for the Employer or any Affiliate which maintains the Plan at any time during the five-year period ending on the Determination Date, the Individual Account of such Participant shall not be considered.

         (b) Minimum Allocations: Notwithstanding Sections 4.3 and 4.4, for any Plan Year during which the Plan is a Top-Heavy Plan, the rate of Employer Matching Contributions and Discretionary Contributions for such Plan Year allocated to the Individual Accounts of Participants who are non-Key Employees and who remain employed by the Employer (or any Affiliate) at the end of the Plan Year (regardless of any such Participant's hours of service or level of compensation during the Plan Year) shall be not less than the lesser of:

             (1) three percent (3%) of such non-Key Employee Participant's
                 Section 415 Compensation; or

             (2) the highest aggregate percentage of Section 415 Compensation at which Employer Matching Contributions, Discretionary Contributions, and Employee Pre-Tax Contributions are made (or required to be made) and allocated under
Article IV for any Key Employee for the Plan Year.

         If a Participant is covered by more than one defined contribution plan on account of his employment with the Employer and/or any Affiliate, the minimum allocation required by this Section shall be determined by aggregating the allocations under all such plans.

         (c) (1) Notwithstanding Section 5.5, for any Plan Year in which the Plan is a Top-Heavy Plan, a Participant who has earned at least one hour of service during such Plan Year shall have a vested interest in those portions of his Individual Account which are not automatically one hundred percent (100%) vested, including allocations made to those portions of the Account in Plan Years prior to the Plan becoming Top-Heavy, determined as follows:

--------------------------------------------------------------------------------
       Years of Vesting Service                     Vested Interest
--------------------------------------------------------------------------------
                  0                                       0%
--------------------------------------------------------------------------------
                  1                                       20%
--------------------------------------------------------------------------------
                  2                                       40%
--------------------------------------------------------------------------------
                  3                                       60%
--------------------------------------------------------------------------------
              4 or more                                  100%
--------------------------------------------------------------------------------

             (2) If the Plan ceases to be a Top-Heavy Plan, the vesting rules set forth in Section 5.5 shall again apply except that:

                 (A) any portion of a Participant's Individual Account that was vested before the Plan ceased to be a Top-Heavy Plan shall remain vested, and

                 (B) any Participant with three or more years of service shall have the option to continue to have his vested interest in those portions of his Individual Account which are not automatically one hundred percent (100%) vested determined under this Section 11.1(c).

11.2     Top-Heavy Definitions

         Determination Date - With respect to any Plan Year, the last day of the preceding Plan Year.

         Key Employee - Any Employee or former Employee who at any time during the Plan Year containing the Determination Date, or the four preceding Plan Years, is or was (1) an officer of the Employer having annual Section 415 Compensation for such Plan Year which is in excess of 50 percent of the dollar limit in effect under Code Section 415(b)(1)(A) for the calendar year in which such Plan Year ends (but in no event shall the number of officers taken into account as Key Employees exceed the lesser of (i) 50 or (ii) the greater of 3 or 10% of all employees); (2) an owner of (or considered as owning within the meaning of Code Section 318) both more than a percent interest as well as one of the ten largest interests in the Employer and having annual Section 415 Compensation greater than the dollar limit in effect under Code Section 415(c)(1)(A) for such Plan Year; (3) a five percent owner of the Employer; or
(4) a one percent owner of the Employer who has annual Section 415 Compensation of more than $150,000. For purposes of determining five percent and one percent owners, neither the aggregation rules nor the rules of subsections (b), (c) and
(m) of Code Section 414 apply. Beneficiaries of an Employee acquire the character of the Employee who performed services for the Employer. Also, inherited benefits will retain the character of the benefits of the Employee who performed services for the Employer. A non-Key Employee is any Employee who is not a Key Employee, or who is a former Key Employee.

         Permissive Aggregation Group - Each employee pension benefit plan maintained by the Employer (or any Affiliate) which is considered part of the Required Aggregation Group, plus one or more other employee pension benefit plans maintained by the Employer (or any Affiliate) that are not part of the Required Aggregation Group but that satisfy the requirements of Section 401(a)(4) and Section 410 of the Code when considered together with the Required Aggregation Group.

         Required Aggregation Group - Each employee pension benefit plan maintained by the Employer (or any Affiliate), whether or not terminated, in which a Key Employee participates in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other employee pension benefit plan maintained by the Employer (or any Affiliate), whether or not terminated, in which no Key Employee participates but which during the same period enables any employee pension benefit plan in which a Key Employee participates to meet the requirements of
Section 401(a)(4) or Section 410 of the Code.

                                   ARTICLE XII
                                  MISCELLANEOUS

12.1     Governing Law

         The Plan shall be construed, regulated and administered according to the laws of Massachusetts except in those areas preempted by the laws of the United States of America.

12.2     Construction

         The headings and subheadings in the Plan have been inserted for convenience of reference only and shall not affect the construction of the provisions hereof. In any necessary construction the masculine shall include the feminine and the singular the plural, and vice versa.

12.3     Administration Expenses

         The expenses of administering the Fund and the Plan may be paid either by the Employer or from the Fund, as directed by the Corporation.

12.4     Participant's Rights; Acquittance

         No Participant in the Plan shall acquire any right to be retained in the Employer's employ by virtue of the Plan, nor, upon his dismissal, or upon his voluntary termination of employment, shall he have any right or interest in and to the Fund other than as specifically provided herein. The Employer shall not be liable for the payment of any benefit provided for herein. All benefits hereunder shall be payable only from the Fund.

12.5     Spendthrift Clause

         Except as provided by a qualified domestic relations order within the meaning of ERISA Section 206(d)(3), none of the benefits, payments, proceeds, or distributions under this Plan shall be subject to the claim of any creditor of a Participant or a Beneficiary hereunder or to any legal process by any creditor of a Participant or Beneficiary. Neither a Participant or Beneficiary shall have any right to alienate, commute, anticipate, or assign any of the benefits, payments, proceeds or distributions under this Plan.

12.6     Merger, Consolidation or Transfer

         In the event of the merger or consolidation of the Plan with another plan or transfer of assets or liabilities from the Plan to another plan, each then Participant or

Beneficiary shall not, as a result of such event, be entitled on the day following such merger, consolidation or transfer under the termination of the Plan provisions to a lesser benefit than the benefit he was entitled to on the day prior to the merger, consolidation or transfer if the Plan had then terminated.

12.7     Mistake of Fact

         Notwithstanding anything herein to the contrary, upon the Employer's request, a Contribution which was made by a mistake of fact, or conditioned upon initial qualification of the Plan or upon the deductibility of the Contribution under Code Section 404, may be returned to the Employer by the Trustee within one (1) year after the payment of the Contribution, the denial of the qualification or the disallowance of the deduction (to the extent disallowed), whichever is later. For purposes of the preceding sentence, all contributions to the Plan made before receipt of a favorable determination letter on qualification from the Internal Revenue Service shall be conditioned on the Plan's initial qualification, and all contributions, whenever made, shall be conditioned on their deductibility under Code Section 404.

12.8     Counterparts

         The Plan and the Trust Agreement may be executed in any number of counterparts, each of which shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

12.9     Transitional Rule

         Notwithstanding any provision in this Plan to the contrary, no contribution by or on behalf of any Participant shall be made under this Plan for any period during which any contribution by or on behalf of such Participant is made while such Participant is a participant in a Merged Plan.

                                  ARTICLE XIII
                              ADOPTION OF THE PLAN

         Anything herein to the contrary notwithstanding, this amended and restated Plan is adopted and maintained under the condition that it is qualified by the Internal Revenue Service under Code Section 401(a) and that the Trust hereunder is exempt under Code Section 501(a).

         As evidence of its adoption of the Plan, Corning Clinical Laboratories Inc. (DE) has caused this instrument to be signed by its authorized officer this ___ day of __________, 199__, effective as of [ ], except as otherwise provided herein.



ATTEST:                             CORNING CLINICAL LABORATORIES INC. (DE)

___________________________         By:__________________________________(SEAL)
                                    (Title)



         Corning Clinical Laboratories Inc. (MI) hereby signifies its adoption of this Plan.

ATTEST:                             CORNING CLINICAL LABORATORIES INC. (MI)

___________________________         By:__________________________________(SEAL)
                                    (Title)

                                    ___________________________________________
                                    (Date)

         Corning Clinical Laboratories, Connecticut hereby signifies its adoption of this Plan.

ATTEST:                             CORNING CLINICAL LABORATORIES, CONNECTICUT


___________________________         By:__________________________________(SEAL)
                                    (Title)

                                    ___________________________________________
                                    (Date)




         Corning Clinical Laboratories of PA, Inc. hereby signifies its adoption of this Plan.

ATTEST:                             CORNING CLINICAL LABORATORIES OF PA, INC.


___________________________         By:__________________________________(SEAL)
                                    (Title)

                                    ___________________________________________
                                    (Date)



         DeYor CPF/MetPath Inc., a wholly-owned subsidiary of MetPath (PA) Inc., hereby signifies its adoption of this Plan.

ATTEST:                             DEYOR CPF/METPATH INC.

___________________________         By:__________________________________(SEAL)
                                    (Title)

                                    ___________________________________________
                                    (Date)

         Southgate Medical Services, Inc., a wholly-owned subsidiary of MetPath
(PA) Inc., hereby signifies its adoption of this Plan.

ATTEST:                             SOUTHGATE MEDICAL SERVICES, INC.

___________________________         By:__________________________________(SEAL)
                                    (Title)

                                    ___________________________________________
                                    (Date)



         MetWest Inc. hereby signifies its adoption of this Plan.

ATTEST:                             METWEST INC.

___________________________         By:__________________________________(SEAL)
                                    (Title)

                                    ___________________________________________
                                    (Date)



         Corning Clinical Laboratories Inc. (MA) hereby signifies its adoption of this Plan.

ATTEST:                             CORNING CLINICAL LABORATORIES INC. (MA)

___________________________         By:__________________________________(SEAL)
                                    (Title)

                                    ___________________________________________
                                    (Date)

         Corning Clinical Laboratories Inc. (MD) hereby signifies its adoption of this Plan.

ATTEST:                             CORNING CLINICAL LABORATORIES INC. (MD)

___________________________         By:__________________________________(SEAL)
                                    (Title)

                                    ___________________________________________
                                    (Date)



         Nichols Institute Diagnostics hereby signifies its adoption of this Plan.

ATTEST:                             NICHOLS INSTITUTE DIAGNOSTICS


___________________________         By:__________________________________(SEAL)
                                    (Title)

                                    ___________________________________________
                                    (Date)



         Corning Nichols Institute Inc. hereby signifies its adoption of this Plan.

ATTEST:                             CORNING NICHOLS INSTITUTE INC.

___________________________         By:__________________________________(SEAL)
                                    (Title)

                                    ___________________________________________
                                    (Date)

                                  Supplement A
                                       TO
                             THE PROFIT SHARING PLAN
                                       OF
                       CORNING CLINICAL LABORATORIES INC.
                      EMPLOYEE STOCK OWNERSHIP PLAN (ESOP)

A-1 Purpose. The purpose of this Supplement A to the Plan is to set forth the terms of the Plan as applied to the portion of the ESOP attributable to Exempt Loans as described in subsection A-4.

A-2 Effective Date. The effective date of this Supplement A is December 31,
1996.

A-3 Participation. Each Participant in the Plan on the Effective Date of this Supplement A shall immediately become a Participant in this Supplement A. Every other person who thereafter becomes a Participant in the Plan shall at the same time become a Participant in this Supplement A.

A-4 Exempt Loan. Any loan to the Plan or Trust not prohibited by section 4975(c) of the Code, including a loan which meets the requirements set forth in section 4975(d)(3) of the Code and the regulations promulgated thereunder, the proceeds of which are used to finance the acquisition of ESOP Stock or to refinance such a loan. An Exempt Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An Exempt Loan may be secured by a pledge of the financed shares so acquired (or acquired with the proceeds of a prior Exempt Loan which is being refinanced). No other Trust Fund assets may be pledged as collateral for an Exempt Loan, and no lender shall have recourse against Trust Fund assets other than any financed shares remaining subject to pledge. If the lender is a party in interest (under ERISA), the Exempt Loan must provide for a transfer of Trust Fund assets on default only upon and to the extent of the failure of the Trust to meet the payment schedule of the Exempt Loan. Any pledge of financed shares must provide for


                                      -A1-
the release of the shares so pledged as payments on the Exempt Loan are made by the Trustee and such financed shares are allocated to Participants' accounts. Payments of principal on any Exempt Loan shall be made by the Trustee (as directed by the Committee) only from Employer contributions paid in cash under the Plan to enable the Trust to repay such Exempt Loan, from earnings attributable to such Employer contributions and from any cash dividends received by the Trust on such financed shares or dividends on such other shares of Employer Stock as is permitted under Code section 404(k).

A-5 Investment of Exempt Loan Proceeds. The Employer may direct the Trustee to enter into one or more Exempt Loans to finance the acquisition of ESOP Stock. Proceeds from an Exempt Loan may be used to acquire ESOP Stock from the Employer's shareholders or directly from the Employer. If such shares are purchased from the Employer, no commission may be charged with respect thereto and the sale price shall not be more than the fair market value thereof, defined for this purpose with respect to the Employer's common stock to be said common stock's New York Stock Exchange (or other national stock exchange) closing price on the first business day immediately preceding the date of sale. There shall be no limit on the amount of stock of the Employer which may be held at any one time by the Trustee in the Trust Fund regardless of the percentage which such stock so held bears to the assets of the Trust Fund or to the outstanding shares of stock of the Employer or for any other reason.

Notwithstanding any other provision of the Plan, all proceeds of an Exempt Loan shall be used, within a reasonable time after receipt by the Trust Fund, for the following purposes:

         (a)      To acquire ESOP Stock;

         (b)      To repay the same Exempt Loan; or

         (c)      To repay any previous Exempt Loan.



                                      -A2-

ESOP Stock acquired by the Trust Fund through an Exempt Loan shall be initially maintained in a Suspense Account and shall thereafter be released from suspense and allocated to Participants' ESOP Accounts as hereinafter provided.

A-6 Supplement A Cash Equivalents Fund. All cash dividends on Employer Stock held in a Suspense Account which are not allocated to Participants' accounts or, in the case of allocated shares, which the Employer directs are to be used to make payments on Exempt Loans and all Employer Matching Contributions required under Section A-7 shall be credited to the Supplement A Cash Equivalents Fund pending their application to Exempt Loan payments. Except as provided under
Section 7.5, all such dividends and all earnings of the Supplement A Cash Equivalents Fund shall be used to make principal payments on outstanding Exempt Loans to the extent then due. In the event that the amount of such dividends and earnings exceeds the amount of principal payable on that date, the excess shall be applied until exhausted to interest payable on that date, and principal and interest payments due thereafter. Notwithstanding the preceding sentences of Section A-6, in lieu of making payments on outstanding Exempt Loans, the Committee may direct that all or any amount of cash dividends received with respect to Employer Stock allocated to participants' accounts shall be credited proportionately to such Participants' Accounts pending investment in the Employer Stock Fund. Any amount that is applied to make a payment on an outstanding Exempt Loan after the last day of a plan year (the "prior plan year"), but on or before the due date (including extensions thereof) for the filing of the federal income tax return of the Employer for the tax year in which the last day of such prior plan year occurs, may be designated by the employers as a payment with respect to such prior plan year.

A-7 Coordination with Employer Contributions. For each Plan Year the Employer shall make contributions under this Section A-7 which, after taking into account the use of dividends and earnings in accordance with Section A-6, are sufficient to meet all scheduled payments of principal and interest on outstanding Exempt Loans. Employer contributions under Sections 3.2 (matching) and 3.3 (discretionary) shall be applied against payments on any Exempt Loan to the extent the Committee in its sole discretion shall determine and ESOP Stock shall then be released. An Employer's obligations to


                                      -A3-
contribute under Sections 3.2 and 3.3 shall be reduced for such month by the fair market value as of the date of release of the ESOP Stock so released or otherwise allocated as below provided. To the extent said fair market value is less than said Employer's obligations under Sections 3.2 and 3.3 for any such month, the Employer shall make further contributions to the Trust Fund to fully meet said obligations. For each Plan Year, if for a calendar month the fair market value as of the date of release of the shares so released is in excess of the Employer's obligations to contribute under Sections 3.2 and 3.3 for such month, the shares released for said month representing the excess ("excess shares") shall continue to be held by the Trustee and shall thereafter be allocated to the Participants' Employer Matching Accounts in the following manner: first, if in a succeeding calendar month within said Plan Year, the fair market value of the shares so released for said month are less than the Employer's obligations to contribute under Sections 3.2 and 3.3 for said month, then "excess shares" remaining unallocated for any prior calendar month in said Plan Year shall be allocated to the Participants' Matching Contribution Accounts to the extent that said Employer obligations exceed the value of the released shares, and for this purpose said "excess shares" to be so allocated shall be valued at the same value as the value of the shares released for said month; and second, if as of the last day of the Plan Year there remain "excess shares" which have not been allocated to Participants' Matching Contribution Accounts as aforesaid, said "excess shares" shall be allocated as of the last day of the Plan Year to the Participants' Matching Contribution Accounts, as the Committee may determine in its sole discretion on a year-to-year basis, in direct proportion to the value (determined as of the date allocated to the Participants' Matching Contribution Accounts) of those shares released and allocated to the Fund so determined by the Committee, together with all other Employer contributions to Participants' Matching Contribution Accounts for said Plan Year. In addition to the foregoing contributions, in any Plan Year, the Employers may make supplemental contributions to be used by the Trustee to prepay any Exempt loan, to pay expenses of the Plan and any related trust and to satisfy the dividend requirements for that year with respect to Employer Stock allocated to Participants' Employer Matching Accounts. All Employer Matching Contributions shall be used to make payments on Exempt Loans to the extent required to meet any scheduled payments of principal and interest after taking into account the use of dividends and earnings in accordance with Section A-6.



                                      -A4-

A-8 Release of Employer Stock From Suspense Account. As of the last day of each Plan Year, of each calendar quarter in the case of the Employer Stock allocable for the year as dividend replacements under paragraph A-9(a), or of such other period provided under the terms of an Exempt Loan, throughout the duration of an Exempt Loan, a portion of the Employer Stock acquired with the proceeds of such Exempt Loan shall be withdrawn from the Suspense Account and allocated to eligible Participants' Matching Contribution Accounts in accordance with the provisions of Section A-9.

         (a) Subject to the provisions of paragraph (b) below, the number of shares of Employer Stock which shall be released from the Suspense Account for any plan year (calculated separately with respect to each Exempt Loan) shall be equal to the product of:

                  (i) the number of shares of Employer Stock acquired with the proceeds of the Exempt Loan

                                 Multiplied by

                  (ii) a fraction, the numerator of which is the amount of principal and interest paid on that loan for that Plan Year and the denominator of which is the amount of principal and interest paid or payable on that loan for that Plan Year and for all future years.

                  For purposes of determining the fraction in (ii), if the interest rate under the Exempt Loan is variable, the interest rate to be paid in future months shall be assumed to be equal to the interest rate applicable as of the applicable month.

         (b) Notwithstanding the provisions of paragraph (a) above, if provided by the terms of an Exempt Loan or directed by the Committee prior to the first payment of interest on any Exempt Loan, the number of shares of Employer


                                      -A5-

                  Stock attributable to such Exempt Loan which are withdrawn from the Suspense Account for any Plan Year shall be proportionate to principal payments only, provided that:

                  (i) such withdrawal is consistent with the provisions of the Exempt Loan with respect to the release of Employer Stock as collateral, if any, for such loan;

                  (ii) the Exempt Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years;

                  (iii) interest is disregarded for purposes of determining such release only to the extent that it would be determined to be interest under standard loan amortization tables; and

                  (iv) the term of the ESOP Loan, together with any renewal, extension or refinancing thereof, does not exceed ten years.

         (c) Notwithstanding the foregoing, in the event such Exempt Loan shall be repaid with the proceeds of a subsequent Exempt Loan (the "Substitute Loan"), such repayment shall not operate to release all such ESOP Stock in the suspense account, but, rather, such release shall be effected pursuant to the foregoing provisions of this Section on the basis of payments of principal and interest on such Substitute Loan.


         (d) If at any time there is more than one Exempt Loan outstanding, then separate Suspense Accounts may be established for each such Loan. Each Exempt Loan for which a separate Suspense Account is maintained may be treated separately for purposes of the provisions governing the release of ESOP Stock from suspense under this Section and for purposes of the


                                      -A6-
                  provisions governing the application of Employer contributions to repay an Exempt Loan.

A-9 Allocation and Crediting of Employer Stock to Employer Match Accounts and Application to Plan Limitations. Employer Stock released from the Suspense Account during any Plan Year shall be allocated and credited as follows:

         (a) To the extent that dividends on Employer Stock previously allocated to the Individual Account of a Participant have been used to make payments on an Exempt Loan, such account shall be credited with Employer Stock with a fair market value determined as of the last day of the month preceding the month of the dividend payment date equal to the amount of such dividend.

         (b) As of each calendar month, any Employer Stock released from the Suspense Account during the Plan Year ending on that date and not credited in accordance with paragraph (a) shall be credited to the Employer Matching Accounts of eligible Participants pursuant to Section 4.3, in order to satisfy the obligation under Section 3.2.

         (c) For purposes of Section 4.6 of the Plan, Employer Matching Contributions for any Plan Year which are utilized to make any payment of principal or interest on an Exempt Loan shall be deemed to have been allocated among Participants in the same ratios as the number of shares of Employer Stock released from the Suspense Account as credited in accordance with paragraph
                  (b) above, without regard to the value of the Employer Stock released from the Suspense Account.

         (d) All Employer Stock allocated to Participants in accordance with paragraph (b) above shall be treated as Employer Matching Contributions for purposes of Section 3.2 and as "Matching Contributions" for purposes of section 401(m) of the Internal Revenue Code.



                                      -A7-

         (e) It is intended that the provisions of this Supplement A shall be applied and construed in a manner consistent with the requirements and provisions of Treasury Regulations Section 54.4975-7(b) (8), and any successor regulation thereto. The number of shares allocable to a Participant's Matching Contribution Account shall be the number of shares which bears the same ratio to the total shares released for such month and allocable to the contribution made by or on behalf of such Participant by his participating Employer under Sections 3.2 and 3.3 for such month bears to the total Employer contributions under Sections 3.2 and 3.3 made on behalf of all such Participants for such month, provided, however, that the fair market value of the shares so allocated as of the date of such allocation shall not exceed the Employer's obligation to contribute under such Sections on behalf of such Participant for such month, and any shares in excess of said participating Employer obligations ("excess shares") for all Participants are to be then allocated as described above in Section A-7.

         (f) Notwithstanding the foregoing provisions of this Section, if more than one-third of the total allocations to Participants' accounts with respect to a Plan Year would be allocated in the aggregate to the accounts of Highly Compensated Employees and attributable to the Employer Matching Contribution allocated to Employer Stock, then the allocations to the accounts of Highly Compensated Employees shall be reduced, pro rata, in an amount sufficient to reduce the amounts allocated to the accounts of such Participants to an amount not in excess of one-third of the total allocations to Participants' accounts with respect to such Plan Year and any shares of Employer Stock which are prevented from being allocated due to said restriction shall be allocated as though Highly Compensated Employees did not participate in the Plan.

A-10 Diversification Election By Participants. A Qualified Participant is eligible to elect a diversification of Employer Stock under the conditions specified in Section 2.6.



                                      -A8-

Put Option. Employer Stock acquired with the proceeds of an Exempt Loan must be subject to a put option, if at the time of its distribution it is either subject to a trading limitation, or is not publicly traded. For purposes of this paragraph (b), a "trading limitation" on a security is a restriction under any Federal or state securities law, any regulation thereunder, or an agreement, not prohibited by Treasury regulations Section 54.4975-7(b) affecting the security so as to make the security not as freely tradable as one not subject to such a restriction. The put option must be exercisable only by a Participant, a Beneficiary or by any donee of the Participant or by a person to whom the security passes by reason of a Participant's death. The put option must permit a Participant to put the security to the Corporation, and it may grant the trust an option to assume the rights and obligations of the Corporation at the time that the put option is exercised, but under no circumstances may the put option bind the Trust. If it is known at the time an Exempt Loan is made that Federal or state law will be violated by the Corporation's honoring such a put option, the put option must permit the security to be put, in a manner consistent with such law, to a third party (for example but without limitation, to an Affiliate or a shareholder other than the Trust) that has substantial net worth at the time the Exempt Loan is made and whose net worth is reasonably expected to remain substantial. A put option must be exercisable at any time during a period or periods which include at least (A) sixty (60) days beginning on the date the security subject to the put option is distributed by the Trustee and (B) sixty
(60) days in the next following Plan Year, in accordance with regulations issued pursuant to Section 409 of the Code. In the case of a security that is publicly traded without restriction when distributed, but ceases to be so traded within the put option period(s) set forth above, the Corporation must notify each security holder in writing on or before the tenth (10th) day after the date the security ceases to be so traded that during the remainder of such period(s) the security is subject to put option. The number of days between such tenth (10th) day and the date on which notice is actually given, if later than the tenth
(10th) day, must be added to the duration of the put option. The notice must inform distributees of the terms of the put options that they are to hold. The price at which a put option must be exercisable is the value of the security, as determined under Treasury Regulations Section 54.4975-11(d)(5). The provisions for payment under a put option


                                      -A9-
must provide that the Corporation, or the Trust if the Plan so elects, shall repurchase the Employer Securities as follows:

         (A) If the distribution constitutes a total distribution within the meaning of Section 409(h)(5) of the Code, payment of the fair market value of the repurchased Employer Securities shall be made in five (5) substantially equal annual payments, of which the first shall be paid not later than thirty (30) days after the Participant exercises the put option. The purchaser will pay a reasonable rate of interest and provide adequate security on amounts not paid after thirty (30) days;

         (B) If the distribution does not constitute a total distribution, the purchaser shall pay the Participant an amount equal to the fair market value of the Employer Stock repurchased no later than thirty (30) days after the Participant exercises the put option.


                                      -A10-